UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05364

American High-Income Trust

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

Courtney R. Taylor

American High-Income Trust

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

An asset class with a
historically compelling
risk/reward profile.

Special feature page 4

American High-Income Trust®

Annual report for the year ended September 30, 2014

American High-Income Trust seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 3 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of October 31, 2014, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 5.31%. The fund’s 12-month distribution rate for Class A shares as of that date was 5.97%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature
4	High-yield bonds: The potential for better reward and lower risk than you might think

Contents
1	Letter to investors
3	The value of a long-term perspective
8	Summary investment portfolio
13	Financial statements
34	Board of trustees and other officers

Fellow investors:

For the 12 months ended September 30, 2014, American High-Income Trust produced a total return of 4.93%. In comparison, the unmanaged Barclays U.S. Corporate High Yield 2% Issuer Capped Index gained 7.19%. The Lipper High Yield Funds Index (a peer group of funds) rose 6.84%.

Income is a key element of the fund’s total return, which reflects dividends totaling over 68 cents a share for the 12-month period. This amounts to an income return of 6.26% for investors who reinvested dividends and an income return of 6.09% for investors who took dividends in cash. The fund paid no capital gain distribution for the past fiscal year.

High-yield market overview

The high-yield market has been somewhat volatile for the past fiscal year. Like many other bonds, high-yield issues declined last year in response to the Federal Reserve initiating plans to “taper” or scale back its purchase of mortgage-backed securities and U.S. Treasuries. After a subsequent period of stability and then gains in late 2013 and the first half of 2014, high-yield bonds stumbled again in July 2014. For that month, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index declined 1.33%, while American High-Income Trust declined 1.55%. The high-yield market also has been weak in September, with the Barclays index down 2.10% and the fund down 2.20%.

Still, there has been typically strong issuance this September, and the stock market was strong for most of the summer indicating a continued interest in the asset class on the part of investors. High-yield bond markets often rise and fall together with the stock market, and when they rise together, that often indicates investor confidence and economic strength. Many companies have already completed refinancing of their debt at lower rates and longer maturities, and more of the new debt issuance is related to merger and acquisition activity.

The strong issuance and strong stock market make the downdraft in July difficult to explain, especially in the context of low default rates and a generally healthy economy. Yield spreads (the difference in yield between high-yield bonds and U.S. Treasuries of comparable maturities) are within a normal historical range. In other words, investors are getting paid the excess yield above comparable U.S. Treasuries that they’ve historically demanded to assume the risk of owning high-yield bonds. However, yields are low in absolute terms across all parts of the bond market. It may be that investors are

Results at a glance

For periods ended September 30, 2014, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 2/19/88)

American High-Income Trust (Class A shares)	4.93%	8.97%	6.86%	8.38%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index*	7.19	10.52	8.32	—
Lipper High Yield Funds Index	6.84	9.93	6.95	7.17

*	This market index did not exist prior to December 31, 1992. It is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

American High-Income Trust	1

simply unwilling to accept absolute yields below 5% from high-yield bonds regardless of the premium they may offer to an investor over U.S. Treasuries. Still, high-yield bonds in general and the fund specifically have been the beneficiaries of Federal Reserve policy, as low interest rates encourage investors to buy higher yielding securities, including high-yield bonds and stocks with dividends.

Inside the portfolio

American High-Income Trust has a broader view of the high-yield universe than its benchmark (Barclays U.S. Corporate High Yield 2% Issuer Capped Index) in that roughly 25% of the fund is in investments that are not part of the index. These holdings consist partly of emerging markets sovereign bonds that have lower yields and longer durations — but also lower risk profiles — than many of the domestic corporate bonds in the index. The fund’s non-index holdings also consist of emerging markets corporate bonds.

Additionally, around one-third of this non-index part of the fund’s portfolio is in floating rate bank loans. These bank loans are debt issued by companies that are generally below investment grade (BB/Ba and below). However, they are often the highest security in a company’s capital structure, so they often enjoy the backing of collateral and high recovery rates when defaults do occur. Also, their coupons float with interest rate movements, so they have limited interest rate risk. For these benefits, investors in these instruments generally sacrifice some current yield in comparison to high-yield bonds.

Both emerging markets debt and bank loans have been a drag on the fund’s results versus its benchmark since the end of the financial crisis, as domestic high-yield bonds have performed extremely well. However, investors should remember that many of the non-index holdings diversify the fund. For example, if interest rates eventually rise (usually a detriment to bonds) the bank loans have the potential to provide some protection for the fund. Finally, the fund’s non-index holdings have helped it perform well over long periods of time as the comparison between the fund’s lifetime results (8.38%) and the Lipper High Yield Funds Index’s results over the same period (7.17%) indicate. The fund owns different securities with different risk profiles that are not always correlated with high-yield bonds, but, over time, they have contributed to solid results.

Looking ahead

Because the fund offers high current yield, it has been the beneficiary of the Federal Reserve’s low interest rate policy since the financial crisis. Despite the Fed’s tapering, or scaling back, of its monthly purchases of bonds, we expect the environment for high-yield bonds to be favorable in the near-term.

By purchasing U.S. Treasuries and agency-backed mortgages, the Fed has kept interest rates low on the highest rated bonds, and pushed investors seeking returns in excess of inflation into high-yield bonds. Still, defaults are low, and companies have extended their maturities for several years. While they will have to make interest payments, many issuers won’t be under the burden of refinancing their debt for several years. Finally, the economy is showing some signs of improvement, with declining unemployment and rising corporate profits. This bodes well for the asset class. There likely will be hiccups along the way, as there have been this past summer. However, high-yield investors who have maintained their exposure to the asset class have been rewarded with attractive risk-adjusted returns over long periods of time, as the feature beginning on page 4 shows.

Sincerely,

David C. Barclay

President

November 12, 2014

For current information about the fund, visit americanfunds.com.

2	American High-Income Trust

The value of a long-term perspective

Here’s how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2014, the end of its latest fiscal year. As you can see, that $10,000 grew to $82,023 with all distributions reinvested.

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

$100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
9,000
$91,998
Barclays U.S. Corporate High Yield 2% Issuer Capped Index3,4
$82,023
American High-Income Trust
$63,100
Lipper High Yield Funds Index5
$20,520
Consumer Price Index (inflation)6
$10,000
Original investment
'88⁷ '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14
Year ended September 30

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[4]	From February 19, 1988, through December 31, 1992, the Credit Suisse High Yield Index was used because the Barclays U.S. Corporate High Yield 2% Issuer Capped Index did not yet exist. Since January 1, 1993, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index has been used.
[5]	Results of the Lipper High Yield Funds Index do not reflect any sales charges.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[7]	For the period February 19, 1988, commencement of operations, through September 30, 1988.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2014)*

	1 year	5 years	10 years

Class A shares	0.97%	8.15%	6.45%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio is 0.66% for Class A shares as of the prospectus dated December 1, 2014 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

American High-Income Trust	3

4	American High-Income Trust

High-yield bonds:

The potential for better reward and lower risk than you might think

High-yield bonds have been good to long-term investors for the past two decades, providing returns that have rivaled those of stocks without delivering all the volatility of stocks. They have offered a compelling risk/reward profile, and should play a role in most diversified portfolios.

Long-term reward usually comes with a bumpy ride

It isn’t easy to generate strong long-term returns and a smooth ride, but we’ll show that high-yield bonds have delivered more return and absorbed market shocks more deftly than you might have thought. In the chart below we show the 20-year annualized returns of major asset classes (various kinds of stocks and bonds) along with their volatility as measured by a common finance metric called “standard deviation.” Standard deviation of returns refers to how much an investment’s returns have differed or deviated in a given calendar year from the investment’s long-term average return.

Generally speaking, investments that have tended to produce higher returns over time, such as stocks, have done so with higher volatility or higher deviation from their long-term average returns in any given calendar year, as portfolio manager David Barclay notes.

For example, though Standard & Poor’s 500 Composite Index (the main domestic stock index) has achieved a nearly 10% average annual total return for almost a century, it has rarely produced a return in the 8%-12% range (i.e, close to its long-term average) in a given calendar year, and it has sometimes produced returns as high as around 50% and as low as around -40% in a given calendar year. (S&P 500 returns are reported for the period from January 1, 1926, to December 31, 2013.) Therefore, stocks are said to have a high standard deviation of returns. Unfortunately, higher overall returns typically materialize from asset classes that give investors some periodic discomfort, observes portfolio manager David Daigle.

Standard deviation: The amount that an investment’s annual returns deviate in a given year from the investment’s long-term average return

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

20-year volatility/return (through September 30, 2014)

The market indexes are unmanaged and, therefore, have no expenses. Results for the MSCI All Country World ex USA Index reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

American High-Income Trust	5

David Daigle

“As long as the companies issuing the bonds remain solvent and able to pay interest on their debt, high-yield bonds tend to maintain greater price stability than stocks.”

Equity-like returns with less risk

So, just as is usually the case, you’ve had to incur more volatility for achieving greater returns for the past 20 years. The S&P 500 has delivered an average annual total return of 9.58% for the past 20-year period through September 30, 2014, with a standard deviation of 15.13%. By contrast, the Barclays U.S. Aggregate Index (the main U.S. bond index) has produced a 6.13% average annual total return for the past 20 years with a standard deviation of less than 3.55%. (The market indexes shown in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.) This extra volatility associated with stocks versus bonds makes sense. For example, within only the past seven calendar years (including the financial crisis of 2008), annual returns on the S&P 500 have ranged from as low as -37% in 2008 to as high as 32% in 2013.

The chart on page 5 also shows that high-yield bonds represented by the Barclays U.S. Corporate HY 2% Issuer Capped Index have delivered a 8.04% average annual total return for the 20-year period ended September 30, 2014, with a standard deviation of 8.82%. This risk/reward profile sits in between stocks (represented by the S&P 500) and investment-grade bonds (rated BBB/Baa and above, and represented by the Barclays U.S. Aggregate Index). This makes sense since high-yield bonds are riskier than investment-grade bonds, but generally less risky than stocks.

The benefit of high-yield bonds, however, is that they can achieve most of the returns of stocks without all of the risk of stocks. The chart below shows that high-yield bonds have achieved more than 80% of the returns of stocks over the past 20 years ended September 30, 2014 (8.04% for the Barclays U.S. Corporate HY 2% Issuer Capped Index versus 9.58% for the S&P 500), but have achieved their returns by delivering less than 60% of the volatility of stocks measured by standard deviation of returns (8.82% versus 15.13%,

High-yield bonds have delivered equity-like returns with less volatility

6	American High-Income Trust

respectively). In other words, high-yield bonds have historically provided an attractive risk/reward profile.

How have high-yield bonds delivered solid returns with surprisingly lower volatility than stocks?

The simple answer to the question of how high-yield bonds have managed to deliver strong returns with more modest volatility than one might expect is the yield they offer. High current yield can buttress an investment in a variety of circumstances.

Yield serves as a shock absorber

One reason high-yield bonds have been less volatile than stocks is the fact that high current yield can mitigate volatility. According to David Daigle, “As long as the companies issuing the bonds remain solvent and able to pay interest on their debt, high-yield bonds tend to maintain greater price stability than stocks.” Historically, high-yield bonds have defaulted at a greater rate than investment-grade bonds, but averaging peaks and troughs in past default cycles shows that more than 95% of high-yield bonds have avoided default and continued generating high yields. In the 2008 financial crisis, the Barclays U.S. Corporate HY 2% Issuer Capped Index lost 25.88%, which was significantly better than the 36.99% loss of the S&P 500 for the year ended December 31, 2008. The interest payments of high-yield bonds may support their prices — at least compared to those of stocks — in times of distress.

Moreover, high-yield bonds have bounced back relatively quickly in years after poor returns. After 2008, for example, the Barclays U.S. Corporate HY 2% Issuer Capped Index rose 58.76% in 2009, more than offsetting the 2008 loss.

Yield also absorbs the shocks of rising rates

Finally, the higher interest payments of high-yield bonds make them relatively resilient, though not totally immune, to interest rate hikes compared to investment-grade bonds, David Daigle notes. This is because in a climate of rising rates, high-yield investors get more money back in the form of a higher coupon payment every year to invest at the new, higher rates. All bonds, including high-yield bonds, generally suffer losses when rates go up. However, as the chart below shows, in the three calendar years over the past 20, when investment-grade bonds (measured by the Barclays U.S. Aggregate Index) declined because of interest rate increases (1994, 1999 and 2013), the high-yield index posted a modest negative return (–0.96%) only in 1994 and positive returns in 1999 and 2013.

Altogether, high-yield bonds have offered an attractive risk/reward profile, have bounced back strongly from down years, and have exhibited less interest rate sensitivity than investment-grade bonds. They likely will continue to provide some painful volatility at times, as they did in 2008, but investors who’ve been able to maintain their allocations through difficult periods have been rewarded. ■

High-yield bonds have shown resilience during rate increases

American High-Income Trust	7

Summary investment portfolio September 30, 2014

Portfolio by type of security	Percent of net assets

Bonds, notes & other debt instruments 92.18%	Principal amount (000)	Value (000)
Corporate bonds, notes & loans 88.16%
Telecommunication services 16.32%
Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[1]	$13,650	$16,994
Digicel Group Ltd. 8.25% 2020[1]	101,475	105,037
Digicel Group Ltd. 6.00% 2021[1]	97,092	96,364
Digicel Group Ltd. 7.125% 2022[1]	59,275	59,305
Frontier Communications Corp. 6.25%—9.25% 2018—2025	297,066	317,767
Intelsat Jackson Holding Co. 7.25% 2020	31,325	33,126
Intelsat Jackson Holding Co. 6.625% 2022	180,950	184,569
Intelsat Luxembourg Holding Co. 6.75% 2018	7,600	7,847
LightSquared, Term Loan B, 12.00% 2014[2,3,4,5]	115,770	159,184
MetroPCS Wireless, Inc. 6.25% 2021	164,375	166,635
MetroPCS Wireless, Inc. 6.625% 2023	139,200	143,028
NII Capital Corp. 7.875% 2019[1,2]	127,080	86,097
NII Capital Corp. 11.375% 2019[1,2]	196,970	133,447
NII Capital Corp. 7.63%—10.00% 2016—2021[2]	486,997	122,634
Numerical Group SA, First Lien, 4.875% 2019[1]	94,575	93,747
Numerical Group SA, First Lien, 6.00% 2022[1]	113,575	114,569
Numerical Group SA, First Lien, 6.25% 2024[1]	27,925	27,890
Sprint Capital Corp. 6.90%—8.75% 2019—2032	6,800	7,254
Sprint Corp. 7.25% 2021[1]	98,925	103,253
Sprint Corp. 7.875% 2023[1]	81,450	86,744
Sprint Nextel Corp. 7.00% 2020	174,385	182,668
Sprint Nextel Corp. 8.38%—11.50% 2017—2021[1]	107,965	132,060
T-Mobile US, Inc. 6.542% 2020	108,475	111,594
T-Mobile US, Inc. 6.38%—6.73% 2022—2025	87,325	88,286
Trilogy International Partners, LLC 10.25% 2016[1]	106,840	109,578
Wind Acquisition SA 4.75% 2020[1]	79,975	77,276
Wind Acquisition SA 7.375% 2021[1]	132,900	133,897
Other securities		373,272
		3,274,122

Consumer discretionary 14.40%
Boyd Gaming Corp. 9.125% 2018	82,070	85,968
Boyd Gaming Corp. 9.00% 2020	81,555	85,939
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	116,350	120,277
Other securities		2,598,023
		2,890,207

Industrials 13.23%
Altegrity, Inc. 9.50% 2019[1]	151,950	140,554
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	167,367	164,647
BE Aerospace, Inc. 5.25% 2022	106,698	115,501
CEVA Group PLC 4.00%—9.00% 2018—2021[1]	70,825	68,284
CEVA Group PLC, LOC, 6.50% 2021[4,5,6]	15,843	15,394

8	American High-Income Trust

	Principal amount (000)		Value (000)
CEVA Group PLC, Term Loan 6.50% 2021[4,5,6]		$42,419	$41,217
Euramax International, Inc. 9.50% 2016		87,565	85,814
Jeld-Wen Escrow Corp. 12.25% 2017[1]		89,060	94,960
Nortek Inc. 8.50% 2021		83,777	90,479
Ply Gem Industries, Inc. 6.50% 2022		89,350	85,218
Other securities			1,753,505
			2,655,573

Health care 11.45%
inVentiv Health Inc, Term Loan B4, 7.75% 2018[4,5,6]		57,910	57,669
inVentiv Health Inc. 9.00% 2018[1]		174,065	181,463
inVentiv Health Inc. 11.00% 2018[1]		72,376	58,624
inVentiv Health Inc. 12.00% 2018[1,3,6]		104,008	96,727
Kinetic Concepts, Inc. 10.50% 2018		162,000	176,580
Kinetic Concepts, Inc. 12.50% 2019		151,837	169,678
Other securities			1,556,114
			2,296,855

Energy 10.55%
American Energy (Permian Basin) 7.125% 2020[1]		97,475	89,677
Jupiter Resources Inc. 8.50% 2022[1]		97,475	86,753
NGPL PipeCo LLC 7.119% 2017[1]		137,395	138,082
NGPL PipeCo LLC 9.625% 2019[1]		126,850	135,095
NGPL PipeCo LLC, Term Loan B, 6.75% 2017[4,5,6]		11,001	10,983
PDC Energy Inc. 7.75% 2022		101,050	108,629
Peabody Energy Corp. 6.00% 2018		126,672	124,772
Sabine Pass Liquefaction, LLC 5.75% 2024[1]		89,275	90,949
Samson Investment Co. 9.75% 2020		214,715	195,927
Other securities			1,137,055
			2,117,922

Materials 8.01%
First Quantum Minerals Ltd. 6.75% 2020[1]		139,162	142,293
First Quantum Minerals Ltd. 7.00% 2021[1]		138,096	140,685
First Quantum Minerals Ltd. 7.25% 2022[1]		8,575	8,789
FMG Resources 6.00% 2017[1]		104,092	105,198
JMC Steel Group Inc. 8.25% 2018[1]		141,540	143,486
Reynolds Group Inc. 5.75% 2020		184,460	188,610
Reynolds Group Inc. 7.13%—9.88% 2019		55,015	59,148
Other securities			818,624
			1,606,833

Information technology 6.25%
First Data Corp. 11.75% 2021		125,353	145,723
First Data Corp. 12.625% 2021		102,696	123,235
First Data Corp. 6.75%—14.50% 2019—2022[1,3,6]		82,892	88,042
SRA International, Inc. 11.00% 2019		77,912	83,366
SRA International, Inc., Term Loan B, 6.50% 2018[4,5,6]		123,232	123,386
Other securities			690,787
			1,254,539

Financials 5.47%
Crescent Resources 10.25% 2017[1]		117,010	127,541
Realogy Corp. 4.50% 2019[1]		101,820	98,765
Other securities			871,723
			1,098,029

Other 2.48%
Other securities			496,978

Total corporate bonds, notes & loans			17,691,058

Bonds & notes of governments & government agencies outside the U.S. 3.05%
India (Republic of) 7.28% 2019	INR	5,550,000	86,143
Other securities			526,263
			612,406

American High-Income Trust	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Other 0.97%
Other securities		$194,356

Total bonds, notes & other debt instruments (cost: $18,680,053,000)		18,497,820

Convertible bonds 0.96%
Telecommunication services 0.04%
Clearwire Corp. 8.25% convertible notes 2040[1]	$7,722	8,658

Other 0.92%
Other securities		182,939

Total convertible bonds (cost: $167,950,000)		191,597

Convertible stocks 1.39%	Shares
Industrials 0.48%
CEVA Group PLC, Series A-1, 3.23% convertible preferred[7]	47,121	73,038
CEVA Group PLC, Series A-2, 2.23% convertible preferred[7,8]	21,063	23,169
		96,207

Other 0.91%
Other securities		183,414

Total convertible stocks (cost: $248,907,000)		279,621

Preferred securities 0.51%
Financials 0.51%
Other securities		102,174

Total preferred securities (cost: $89,535,000)		102,174

Common stocks 1.50%
Consumer discretionary 0.55%
Cooper-Standard Holdings Inc.[9,10]	1,663,543	103,805
Other securities		6,130
		109,935

Industrials 0.38%
CEVA Group PLC[1,7,10]	59,168	65,085
Other securities		12,101
		77,186
Other 0.57%
Other securities		114,254

Total common stocks (cost: $304,412,000)		301,375

Rights & warrants 0.01%
Other 0.01%
Other securities		1,847

Total rights & warrants (cost: $5,447,000)		1,847

Short-term securities 2.49%	Principal amount (000)
Freddie Mac 0.09%—0.11% due 2/3/2015—3/19/2015	$159,200	159,174
Other securities		340,744

Total short-term securities (cost: $499,860,000)		499,918
Total investment securities 99.04% (cost: $19,996,164,000)		19,874,352
Other assets less liabilities 0.96%		191,726

Net assets 100.00%		$20,066,078

10	American High-Income Trust

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were pledged as collateral. The total value of pledged collateral was $4,875,000, which represented .02% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $258,968,000 over the prior 12-month period.

					Unrealized
			Contract amount		appreciation
	Settlement		Receive	Deliver	at 9/30/2014
	date	Counterparty	(000)	(000)	(000)
Sales:
Euros	10/16/2014	UBS AG	$19,057	€14,750	$425
Euros	10/20/2014	HSBC Bank	$15,177	€11,700	398
Euros	10/22/2014	Citibank	$11,307	€8,750	254
Euros	10/27/2014	Bank of America, N.A.	$7,329	€5,700	128
Euros	10/31/2014	JPMorgan Chase	$65,983	€52,000	291
					$1,496

Interest rate swaps

The fund has entered into an interest rate swap as shown in the following table. The fund entered into the interest rate swap in July 2014. The average notional amount of interest rate swaps was $20,000,000 over the prior three-month period.

						Unrealized
					Notional	appreciation at
Pay/receive		Floating rate	Fixed	Expiration	amount	9/30/2014
floating rate	Clearinghouse	index	rate	date	(000)	(000)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.197%	7/22/2021	$20,000	$110

Credit default swaps

The fund has entered into credit default swaps as shown in the following table. The average notional amount of credit default swaps was $116,538,000 over the prior 12-month period.

Centrally cleared credit default swaps on credit indices — sell protection

					Unrealized
					appreciation
				Notional	(depreciation)
		Receive	Expiration	amount	at 9/30/2014
Referenced index	Clearinghouse	fixed rate	date	(000)	(000)
CDX North American High Yield Index Series 21	Intercontinental Exchange, Inc.	5.00%	12/20/2018	$17,820	$161
CDX North American High Yield Index Series 22	Intercontinental Exchange, Inc.	5.00	6/20/2019	28,710	(527)
CDX North American High Yield Index Series 22	Intercontinental Exchange, Inc.	5.00	6/20/2019	31,680	(683)
					$(1,049)

American High-Income Trust	11

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2014, appear below.

	Beginning			Ending		Value of
	shares or			shares or	Interest	affiliates at
	principal			principal	income	9/30/2014
	amount	Additions	Reductions	amount	(000)	(000)
Rotech Healthcare Inc., Term Loan, 13.00% 2020[3,4,5,6]	$43,908,783	$5,091,118	—	$48,999,901	$6,027	$48,755
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[4,5,6]	$25,900,000	—	$259,000	$25,641,000	1,439	25,513
Rotech Healthcare Inc.[7,10]	1,916,275	1	—	1,916,276	—	21,654
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[4,5,6]	$20,825,000	—	—	$20,825,000	2,111	20,721
Cooper-Standard Holdings Inc.[10]	1,238,538	432,805	7,800	1,663,543	—	103,805
Cooper-Standard Holdings Inc., warrants, expire 2017[10]	196,935	—	148,524	48,411	—	1,759
Cooper-Standard Holdings Inc. 7.00% convertible preferred	99,687	—	99,687	—	—	—
Revel AC, Inc.[7,8,10]	908,183	—	—	908,183	—	—
Revel AC, Inc. (CVR)[7,8,10]	43,088,200	—	—	43,088,200	—	—
Mirabela Nickel Ltd.[10,11]	—	54,468,461	19,800,138	34,668,323	—	—
Mirabela Nickel Ltd., convertible notes 9.50% 2019[1,3,7,11]	—	$10,975,000	—	$10,975,000	290	—
Revel Entertainment, Term Loan B, 10.00% 2015[2,3,4,5,6,7]	—	$15,286,433	—	$15,286,433	785	—
Revel Entertainment, Term Loan B, 14.50% 2018[2,3,4,5,6,7]	$74,061,406	$8,542,775	$365,625	$82,238,556	3,463	—
American Media, Inc.[1,7,10,11]	1,122,345	—	1,122,345	—	—	—
					$14,115	$222,207

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $8,211,270,000, which represented 40.92% of the net assets of the fund.
[2]	Scheduled interest and/or principal payment was not received.
[3]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $1,765,216,000, which represented 8.80% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Coupon rate may change periodically.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities including those in “Other securities,” was $245,733,000, which represented 1.22% of the net assets of the fund.
[8]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[9]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[10]	Security did not produce income during the last 12 months.
[11]	Unaffiliated issuer at 9/30/2014.

				Percent
	Acquisition	Cost	Value	of net
Private placement securities	date	(000)	(000)	assets
CEVA Group PLC, Series A-2, 2.23% convertible preferred	5/2/2013	$20,349	$23,169	.12%
Other private placement securities		85,159	19,054	.09
Total private placement securities		$105,508	$42,223	.21%

Key to abbreviations and symbol

CVR = Contingent Value Rights

LOC = Letter of Credit

€ = Euros

INR = Indian rupees

See Notes to Financial Statements

12	American High-Income Trust

Financial statements

Statement of assets and liabilities
at September 30, 2014	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $19,667,742)	$19,652,145
Affiliated issuers (cost: $328,422)	222,207	$19,874,352
Cash denominated in currencies other than U.S. dollars (cost: $5)		5
Cash		224
Unrealized appreciation on open forward currency contracts		1,496
Receivables for:
Sales of investments	172,453
Sales of fund’s shares	24,144
Variation margin	377
Dividends and interest	402,235	599,209
		20,475,286
Liabilities:
Payables for:
Purchases of investments	336,359
Repurchases of fund’s shares	53,090
Dividends on fund’s shares	6,909
Investment advisory services	4,645
Services provided by related parties	6,865
Trustees’ deferred compensation	293
Other	1,047	409,208
Net assets at September 30, 2014		$20,066,078

Net assets consist of:
Capital paid in on shares of beneficial interest		$20,585,937
Distributions in excess of net investment income		(43,455)
Accumulated net realized loss		(354,373)
Net unrealized depreciation		(122,031)
Net assets at September 30, 2014		$20,066,078

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,809,568 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$14,285,523	1,288,275	$11.09
Class B	94,138	8,489	11.09
Class C	1,237,844	111,629	11.09
Class F-1	926,771	83,577	11.09
Class F-2	1,321,800	119,200	11.09
Class 529-A	367,091	33,104	11.09
Class 529-B	6,487	585	11.09
Class 529-C	132,708	11,968	11.09
Class 529-E	20,276	1,829	11.09
Class 529-F-1	25,033	2,257	11.09
Class R-1	23,960	2,161	11.09
Class R-2	224,045	20,204	11.09
Class R-2E	10	1	11.09
Class R-3	256,416	23,124	11.09
Class R-4	230,073	20,748	11.09
Class R-5	111,396	10,046	11.09
Class R-6	802,507	72,371	11.09

See Notes to Financial Statements

American High-Income Trust	13

Statement of operations
for the year ended September 30, 2014	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $135; also includes $14,115 from affiliates)	$1,358,159
Dividends	15,481	$1,373,640
Fees and expenses*:
Investment advisory services	56,797
Distribution services	58,353
Transfer agent services	24,699
Administrative services	4,435
Reports to shareholders	1,061
Registration statement and prospectus	660
Trustees’ compensation	176
Auditing and legal	167
Custodian	224
Other	720	147,292
Net investment income		1,226,348

Net realized gain and unrealized depreciation on investments, forward currency contracts, interest rate swaps, credit default swaps and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $5; also includes $20,722 net gain from affiliates)	490,793
Forward currency contracts	4,239
Interest rate swaps	(74)
Credit default swaps	5,557
Currency transactions	(3,272)	497,243
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $232)	(756,381)
Forward currency contracts	5,902
Interest rate swaps	110
Credit default swaps	(1,049)
Currency translations	(609)	(752,027)
Net realized gain and unrealized depreciation on investments, forward currency contracts, interest rate swaps, credit default swaps and currency		(254,784)

Net increase in net assets resulting from operations		$971,564

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

14	American High-Income Trust

Statements of changes in net assets

	(dollars in thousands)

	Year ended September 30
	2014	2013
Operations:
Net investment income	$1,226,348	$1,291,104
Net realized gain on investments, forward currency contracts, interest rate swaps, credit default swaps and currency transactions	497,243	21,905
Net unrealized (depreciation) appreciation on investments, forward currency contracts, interest rate swaps, credit default swaps and currency translations	(752,027)	66,746
Net increase in net assets resulting from operations	971,564	1,379,755

Dividends paid or accrued to shareholders from net investment income	(1,224,533)	(1,319,459)

Net capital share transactions	282,076	168,005

Total increase in net assets	29,107	228,301

Net assets:
Beginning of year	20,036,971	19,808,670
End of year (including distributions in excess of net investment income: $(43,455) and $(51,545), respectively)	$20,066,078	$20,036,971

See Notes to Financial Statements

American High-Income Trust	15

Notes to financial statements

1. Organization

American High-Income Trust (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

16	American High-Income Trust

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask

American High-Income Trust	17

prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency, and pay frequency. Credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$17,664,272	$26,786	$17,691,058
Bonds & notes of governments & government agencies outside the U.S.	—	612,406	—	612,406
Other	—	194,356	—	194,356
Convertible bonds	—	180,622	10,975	191,597
Convertible stocks	183,414	96,207	—	279,621
Preferred securities	70,783	31,391	—	102,174
Common stocks	195,070	65,085	41,220	301,375
Rights & warrants	1,759	—	88	1,847
Short-term securities	—	499,918	—	499,918
Total	$451,026	$19,344,257	$79,069	$19,874,352

18	American High-Income Trust

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,496	$—	$1,496
Unrealized appreciation on interest rate swaps	—	110	—	110
Unrealized appreciation on credit default swaps	—	161	—	161
Liabilities:
Unrealized depreciation on credit default swaps	—	(1,210)	—	(1,210)
Total	$—	$557	$—	$557

*Forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The values of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. In addition, the value of

American High-Income Trust	19

investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) which involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment advisor uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

20	American High-Income Trust

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high yield or investment grade credit market. CDSI are generally traded using standardized terms including a fixed spread and standard maturity dates and references all the names in the index. If there is a credit event it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index and will be settled based upon the relative weighting of the affected obligation(s) within the index.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities, or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the centrally cleared swaps and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts, interest rate swaps and credit default swaps as of September 30, 2014 (dollars in thousands):

	Assets			Liabilities
Contract	Location on statement of assets and liabilities	Value		Location on statement of assets and liabilities	Value
Forward currency	Unrealized appreciation on open forward currency contracts	$1,496		Unrealized depreciation on open forward currency contracts	$—
Interest rate swaps	Variation margin	—	*	Variation margin	—
Credit default swaps	Variation margin	377		Variation margin	—
		$1,873			$—

	Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized gain on forward currency contracts	$4,239	Net unrealized appreciation on forward currency contracts	$5,902
Interest rate swaps	Net realized loss on interest rate swaps	(74)	Net unrealized appreciation on interest rate swaps	110
Credit default swaps	Net realized gain on credit default swaps	5,557	Net unrealized depreciation on credit default swaps	(1,049)
		$9,722		$4,963

*Amount less than one thousand.

Collateral — The fund participates in a collateral program due to its use of forward currency contracts, interest rate swaps and credit default swaps. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps and credit default swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where amounts payable by each party to the other in the same currency, with the same settlement date and with the same counterparty are settled net of each party’s payment obligation. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statement of assets and liabilities.

American High-Income Trust	21

The following table presents the fund’s forward currency contracts by counterparty, including those that are subject to potential offset on the statement of assets and liabilities as of September 30, 2014 (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral *	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$128	$—	$(128)	$—	$—
Citibank	254	—	(254)	—	—
HSBC Bank	398	—	(341)	—	57
JPMorgan Chase	291	—	(291)	—	—
UBS AG	425	—	(261)	—	164
Total	$1,496	$—	$(1,275)	$—	$221

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state tax authorities and tax authorities outside the U.S for tax years before 2009.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2014, the fund reclassified $4,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest and $6,279,000 from accumulated net realized loss to distributions in excess of net investment income to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after September 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

22	American High-Income Trust

As of September 30, 2014, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$34,640
Capital loss carryforward expiring 2018*	(225,066)
Gross unrealized appreciation on investment securities	765,934
Gross unrealized depreciation on investment securities	(1,086,241)
Net unrealized depreciation on investment securities	(320,307)
Cost of investment securities	20,194,659

*	Reflects the utilization of capital loss carryforward of $382,902,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended September 30
Share class	2014		2013
Class A	$872,829		$938,643
Class B	6,292		10,084
Class C	68,040		81,420
Class F-1	74,547		95,595
Class F-2	76,196		66,875
Class 529-A	21,879		23,079
Class 529-B	416		645
Class 529-C	7,031		7,565
Class 529-E	1,161		1,224
Class 529-F-1	1,535		1,472
Class R-1	1,266		1,466
Class R-2	11,854		13,541
Class R-2E*	—	†
Class R-3	16,981		20,166
Class R-4	14,064		15,260
Class R-5	10,718		18,575
Class R-6	39,724		23,849
Total	$1,224,533		$1,319,459

*Class R-2E shares were offered beginning August 29, 2014.

†Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.135% on such assets in excess of $15 billion.

On March 10, 2014, the board of trustees approved an amended agreement effective April 1, 2014, decreasing the annual rate on net assets in excess of $21 billion from 0.135% to 0.132%. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $8,333,333 of the fund’s monthly gross income and decreasing to 1.50% on such income in excess of $50 million. For the year ended September 30, 2014, the investment advisory services fee was $56,797,000, which was equivalent to an annualized rate of 0.275% of average daily net assets.

American High-Income Trust	23

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. During the period October 1, 2013, to March 31, 2014, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

24	American High-Income Trust

For the year ended September 30, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$34,513	$17,721		$1,459		Not applicable
Class B	1,198	150		Not applicable		Not applicable
Class C	13,084	1,598		655		Not applicable
Class F-1	3,144	1,540		630		Not applicable
Class F-2	Not applicable	1,260		613		Not applicable
Class 529-A	821	376		186		$347
Class 529-B	81	10		4		8
Class 529-C	1,361	151		69		128
Class 529-E	102	11		10		19
Class 529-F-1	—	26		13		23
Class R-1	244	30		12		Not applicable
Class R-2	1,710	961		115		Not applicable
Class R-2E*	—	—	†	—	†	Not applicable
Class R-3	1,506	517		151		Not applicable
Class R-4	589	248		118		Not applicable
Class R-5	Not applicable	90		86		Not applicable
Class R-6	Not applicable	10		314		Not applicable
Total class-specific expenses	$58,353	$24,699		$4,435		$525

*Class R-2E shares were offered beginning August 29, 2014.

†Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $176,000 in the fund’s statement of operations includes $125,000 in current fees (either paid in cash or deferred) and a net increase of $51,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2014

Class A	$2,036,059	178,281	$829,099	72,715	$(2,579,536)	(226,172)	$285,622	24,824
Class B	6,628	581	6,072	532	(61,042)	(5,349)	(48,342)	(4,236)
Class C	217,066	19,009	64,085	5,620	(359,105)	(31,499)	(77,954)	(6,870)
Class F-1	322,180	28,230	73,767	6,466	(884,532)	(77,468)	(488,585)	(42,772)
Class F-2	1,103,468	96,589	68,415	6,002	(757,902)	(66,714)	413,981	35,877
Class 529-A	57,915	5,073	22,066	1,935	(65,375)	(5,732)	14,606	1,276
Class 529-B	647	57	420	37	(4,118)	(361)	(3,051)	(267)
Class 529-C	24,293	2,128	7,093	622	(29,420)	(2,579)	1,966	171
Class 529-E	3,901	342	1,169	103	(4,225)	(370)	845	75
Class 529-F-1	6,377	558	1,542	135	(6,069)	(531)	1,850	162
Class R-1	5,235	459	1,262	111	(6,550)	(574)	(53)	(4)
Class R-2	59,634	5,220	11,901	1,044	(75,816)	(6,647)	(4,281)	(383)
Class R-2E†	10	1	—	—	—	—	10	1
Class R-3	80,120	7,019	17,104	1,500	(148,139)	(13,014)	(50,915)	(4,495)
Class R-4	72,631	6,364	14,190	1,245	(83,751)	(7,343)	3,070	266
Class R-5	46,979	4,123	10,788	946	(171,224)	(14,973)	(113,457)	(9,904)
Class R-6	418,795	36,616	38,803	3,405	(110,834)	(9,729)	346,764	30,292
Total net increase (decrease)	$4,461,938	390,650	$1,167,776	102,418	$(5,347,638)	(469,055)	$282,076	24,013

See footnotes on page 26.

American High-Income Trust	25

	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2013

Class A	$2,628,077	231,117	$865,506	76,269	$(3,177,929)	(280,061)	$315,654	27,325
Class B	14,865	1,310	9,316	821	(87,131)	(7,673)	(62,950)	(5,542)
Class C	299,510	26,331	74,224	6,541	(467,704)	(41,180)	(93,970)	(8,308)
Class F-1	501,778	44,190	92,834	8,181	(765,689)	(67,708)	(171,077)	(15,337)
Class F-2	695,858	61,502	57,121	5,032	(724,709)	(63,918)	28,270	2,616
Class 529-A	65,681	5,777	22,694	2,000	(73,179)	(6,451)	15,196	1,326
Class 529-B	1,145	101	632	56	(5,599)	(494)	(3,822)	(337)
Class 529-C	26,987	2,374	7,432	655	(30,484)	(2,686)	3,935	343
Class 529-E	4,041	355	1,202	106	(4,477)	(395)	766	66
Class 529-F-1	8,055	708	1,444	127	(5,578)	(491)	3,921	344
Class R-1	7,445	655	1,409	124	(9,393)	(831)	(539)	(52)
Class R-2	75,232	6,617	13,237	1,166	(89,731)	(7,900)	(1,262)	(117)
Class R-3	149,922	13,184	19,732	1,739	(211,854)	(18,746)	(42,200)	(3,823)
Class R-4	79,556	7,001	15,002	1,322	(97,263)	(8,571)	(2,705)	(248)
Class R-5	90,198	7,936	18,090	1,593	(177,028)	(15,537)	(68,740)	(6,008)
Class R-6	333,949	29,459	22,878	2,017	(109,299)	(9,643)	247,528	21,833
Total net increase (decrease)	$4,982,299	438,617	$1,222,753	107,749	$(6,037,047)	(532,285)	$168,005	14,081

*Includes exchanges between share classes of the fund.

†Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $12,418,622,000 and $12,046,577,000, respectively, during the year ended September 30, 2014.

26	American High-Income Trust

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements	Ratio of expenses to average net assets after reimbursements[3]	Ratio of net income (loss) to average net assets[3]
Class A:
Year ended 9/30/2014	$11.22	$.68	$(.13)	$.55	$(.68)	$11.09	4.93%	$14,286	.66%	.66%	5.99%
Year ended 9/30/2013	11.18	.72	.06	.78	(.74)	11.22	7.10	14,178	.66	.66	6.37
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.35	13,822	.69	.69	7.17
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	10.36	.67	11,223	.67	.67	7.57
Year ended 9/30/2010	10.29	.89	.78	1.67	(.83)	11.13	16.75	11,687	.68	.68	8.26
Class B:
Year ended 9/30/2014	11.22	.60	(.13)	.47	(.60)	11.09	4.16	94	1.41	1.41	5.26
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.29	143	1.43	1.43	5.63
Year ended 9/30/2012	10.36	.70	.86	1.56	(.74)	11.18	15.49	204	1.44	1.44	6.47
Year ended 9/30/2011	11.13	.77	(.74)	.03	(.80)	10.36	(.10)	264	1.44	1.44	6.82
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	11.13	15.86	452	1.46	1.46	7.50
Class C:
Year ended 9/30/2014	11.22	.59	(.13)	.46	(.59)	11.09	4.11	1,238	1.46	1.46	5.20
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.25	1,330	1.48	1.48	5.56
Year ended 9/30/2012	10.36	.70	.86	1.56	(.74)	11.18	15.43	1,418	1.48	1.48	6.38
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	10.36	(.15)	1,229	1.48	1.48	6.76
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	11.13	15.80	1,337	1.51	1.51	7.44
Class F-1:
Year ended 9/30/2014	11.22	.68	(.13)	.55	(.68)	11.09	4.87	927	.71	.71	5.96
Year ended 9/30/2013	11.18	.71	.06	.77	(.73)	11.22	7.03	1,418	.73	.73	6.32
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.32	1,584	.71	.71	7.14
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	10.36	.62	1,264	.72	.72	7.52
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	11.13	16.69	1,457	.74	.74	8.21
Class F-2:
Year ended 9/30/2014	11.22	.71	(.13)	.58	(.71)	11.09	5.15	1,322	.44	.44	6.21
Year ended 9/30/2013	11.18	.74	.06	.80	(.76)	11.22	7.32	935	.46	.46	6.58
Year ended 9/30/2012	10.36	.81	.86	1.67	(.85)	11.18	16.62	903	.46	.46	7.37
Year ended 9/30/2011	11.13	.88	(.74)	.14	(.91)	10.36	.88	568	.46	.46	7.77
Year ended 9/30/2010	10.29	.91	.78	1.69	(.85)	11.13	16.98	511	.48	.48	8.44
Class 529-A:
Year ended 9/30/2014	11.22	.67	(.13)	.54	(.67)	11.09	4.83	367	.75	.75	5.89
Year ended 9/30/2013	11.18	.71	.06	.77	(.73)	11.22	7.00	357	.76	.76	6.27
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.26	341	.77	.77	7.08
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	10.36	.59	261	.74	.74	7.50
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	11.13	16.66	230	.76	.76	8.18
Class 529-B:
Year ended 9/30/2014	11.22	.58	(.13)	.45	(.58)	11.09	4.02	6	1.55	1.55	5.12
Year ended 9/30/2013	11.18	.62	.06	.68	(.64)	11.22	6.16	10	1.56	1.56	5.50
Year ended 9/30/2012	10.36	.69	.86	1.55	(.73)	11.18	15.34	13	1.57	1.57	6.32
Year ended 9/30/2011	11.13	.75	(.74)	.01	(.78)	10.36	(.22)	16	1.55	1.55	6.70
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	11.13	15.74	23	1.56	1.56	7.39

See footnotes on page 29.

American High-Income Trust	27

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
Year ended 9/30/2014	$11.22	$.58	$(.13)	$.45	$(.58)	$11.09	4.03%	$133		1.53%		1.53%		5.12%
Year ended 9/30/2013	11.18	.62	.06	.68	(.64)	11.22	6.17	132		1.55		1.55		5.49
Year ended 9/30/2012	10.36	.69	.86	1.55	(.73)	11.18	15.35	128		1.56		1.56		6.29
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	10.36	(.21)	101		1.54		1.54		6.70
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	11.13	15.75	91		1.56		1.56		7.39
Class 529-E:
Year ended 9/30/2014	11.22	.65	(.13)	.52	(.65)	11.09	4.60	20		.98		.98		5.67
Year ended 9/30/2013	11.18	.68	.06	.74	(.70)	11.22	6.75	20		.99		.99		6.04
Year ended 9/30/2012	10.36	.75	.86	1.61	(.79)	11.18	15.97	19		1.02		1.02		6.83
Year ended 9/30/2011	11.13	.81	(.74)	.07	(.84)	10.36	.31	15		1.02		1.02		7.22
Year ended 9/30/2010	10.29	.85	.78	1.63	(.79)	11.13	16.34	12		1.04		1.04		7.90
Class 529-F-1:
Year ended 9/30/2014	11.22	.70	(.13)	.57	(.70)	11.09	5.06	25		.53		.53		6.11
Year ended 9/30/2013	11.18	.73	.06	.79	(.75)	11.22	7.22	23		.54		.54		6.48
Year ended 9/30/2012	10.36	.80	.86	1.66	(.84)	11.18	16.50	20		.56		.56		7.28
Year ended 9/30/2011	11.13	.87	(.74)	.13	(.90)	10.36	.80	14		.53		.53		7.70
Year ended 9/30/2010	10.29	.90	.78	1.68	(.84)	11.13	16.91	11		.55		.55		8.40
Class R-1:
Year ended 9/30/2014	11.22	.59	(.13)	.46	(.59)	11.09	4.11	24		1.46		1.46		5.19
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.25	24		1.47		1.47		5.56
Year ended 9/30/2012	10.36	.70	.86	1.56	(.74)	11.18	15.42	25		1.50		1.50		6.36
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	10.36	(.17)	20		1.50		1.50		6.74
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	11.13	15.78	23		1.53		1.53		7.41
Class R-2:
Year ended 9/30/2014	11.22	.59	(.13)	.46	(.59)	11.09	4.06	224		1.50		1.50		5.15
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.26	231		1.47		1.47		5.57
Year ended 9/30/2012	10.36	.69	.86	1.55	(.73)	11.18	15.38	232		1.54		1.54		6.32
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	10.36	(.15)	200		1.53		1.48		6.76
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	11.13	15.80	209		1.58		1.51		7.44
Class R-2E:
Period from 8/29/2014 to 9/30/2014[4,5]	11.40	.06	(.31)	(.25)	(.06)	11.09	(2.20)	—	[6]	.04	[7]	.04	[7]	.51	[7]
Class R-3:
Year ended 9/30/2014	11.22	.64	(.13)	.51	(.64)	11.09	4.57	256		1.01		1.01		5.65
Year ended 9/30/2013	11.18	.68	.06	.74	(.70)	11.22	6.74	310		1.01		1.01		6.04
Year ended 9/30/2012	10.36	.75	.86	1.61	(.79)	11.18	15.96	352		1.03		1.03		6.84
Year ended 9/30/2011	11.13	.81	(.74)	.07	(.84)	10.36	.31	266		1.02		1.02		7.22
Year ended 9/30/2010	10.29	.85	.78	1.63	(.79)	11.13	16.33	316		1.05		1.05		7.90

28	American High-Income Trust

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements	Ratio of expenses to average net assets after reimbursements[3]	Ratio of net income (loss) to average net assets[3]
Class R-4:
Year ended 9/30/2014	$11.22	$.68	$(.13)	$.55	$(.68)	$11.09	4.90%	$230	.69%	.69%	5.96%
Year ended 9/30/2013	11.18	.72	.06	.78	(.74)	11.22	7.06	230	.70	.70	6.34
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.32	232	.72	.72	7.16
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	10.36	.61	208	.72	.72	7.52
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	11.13	16.68	213	.75	.75	8.19
Class R-5:
Year ended 9/30/2014	11.22	.71	(.13)	.58	(.71)	11.09	5.21	111	.39	.39	6.30
Year ended 9/30/2013	11.18	.75	.06	.81	(.77)	11.22	7.38	224	.40	.40	6.66
Year ended 9/30/2012	10.36	.81	.86	1.67	(.85)	11.18	16.67	290	.41	.41	7.44
Year ended 9/30/2011	11.13	.88	(.74)	.14	(.91)	10.36	.91	224	.42	.42	7.82
Year ended 9/30/2010	10.29	.91	.78	1.69	(.85)	11.13	17.03	232	.44	.44	8.50
Class R-6:
Year ended 9/30/2014	11.22	.72	(.13)	.59	(.72)	11.09	5.26	803	.34	.34	6.29
Year ended 9/30/2013	11.18	.76	.06	.82	(.78)	11.22	7.43	472	.35	.35	6.66
Year ended 9/30/2012	10.36	.82	.86	1.68	(.86)	11.18	16.72	226	.36	.36	7.44
Year ended 9/30/2011	11.13	.89	(.74)	.15	(.92)	10.36	.96	104	.37	.37	7.86
Year ended 9/30/2010	10.29	.92	.78	1.70	(.86)	11.13	17.09	89	.39	.39	8.56

	Year ended September 30
	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	62%	61%	38%	51%	47%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class R-2E shares were offered beginning August 29, 2014.
[6]	Amount less than $1 million.
[7]	Class R-2E assets consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.

See Notes to Financial Statements

American High-Income Trust	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American High-Income Trust:

We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the “Fund”), including the summary investment portfolio, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 12, 2014

30	American High-Income Trust

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2014, through September 30, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American High-Income Trust	31

	Beginning account value 4/1/2014	Ending account value 9/30/2014	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$996.14	$3.25	.65%
Class A - assumed 5% return	1,000.00	1,021.81	3.29	.65
Class B - actual return	1,000.00	992.41	6.99	1.40
Class B - assumed 5% return	1,000.00	1,018.05	7.08	1.40
Class C - actual return	1,000.00	992.17	7.24	1.45
Class C - assumed 5% return	1,000.00	1,017.80	7.33	1.45
Class F-1 - actual return	1,000.00	995.84	3.55	.71
Class F-1 - assumed 5% return	1,000.00	1,021.51	3.60	.71
Class F-2 - actual return	1,000.00	997.23	2.20	.44
Class F-2 - assumed 5% return	1,000.00	1,022.86	2.23	.44
Class 529-A - actual return	1,000.00	995.67	3.70	.74
Class 529-A - assumed 5% return	1,000.00	1,021.36	3.75	.74
Class 529-B - actual return	1,000.00	991.75	7.64	1.53
Class 529-B - assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class 529-C - actual return	1,000.00	991.81	7.59	1.52
Class 529-C - assumed 5% return	1,000.00	1,017.45	7.69	1.52
Class 529-E - actual return	1,000.00	994.56	4.85	.97
Class 529-E - assumed 5% return	1,000.00	1,020.21	4.91	.97
Class 529-F-1 - actual return	1,000.00	996.79	2.60	.52
Class 529-F-1 - assumed 5% return	1,000.00	1,022.46	2.64	.52
Class R-1 - actual return	1,000.00	992.16	7.24	1.45
Class R-1 - assumed 5% return	1,000.00	1,017.80	7.33	1.45
Class R-2 - actual return	1,000.00	991.93	7.49	1.50
Class R-2 - assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class R-2E - actual return†	1,000.00	978.05	.47	.54
Class R-2E - assumed 5% return†	1,000.00	1,022.36	2.74	.54
Class R-3 - actual return	1,000.00	994.37	5.05	1.01
Class R-3 - assumed 5% return	1,000.00	1,020.00	5.11	1.01
Class R-4 - actual return	1,000.00	995.96	3.45	.69
Class R-4 - assumed 5% return	1,000.00	1,021.61	3.50	.69
Class R-5 - actual return	1,000.00	997.46	1.95	.39
Class R-5 - assumed 5% return	1,000.00	1,023.11	1.98	.39
Class R-6 - actual return	1,000.00	997.73	1.65	.33
Class R-6 - assumed 5% return	1,000.00	1,023.41	1.67	.33

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on August 29, 2014. The “assumed 5% return” line is based on 183 days.

32	American High-Income Trust

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2014:

Qualified dividend income	$ 23,313,000
Corporate dividends received deduction	$ 12,445,000
U.S. government income that may be exempt from state taxation	$ 2,216,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2015, to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisors.

American High-Income Trust	33

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 69	2010	CEO and President, Richard Nixon Foundation; former Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	70	None
James G. Ellis, 67	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	70	Mercury General Corp.
Leonard R. Fuller, 68	1994	President and CEO, Fuller Consulting (financial management consulting firm)	70	None
R. Clark Hooper, 68 Chairman of the Board (Independent and Non-Executive)	2005	Private investor	72	The Swiss Helvetia Fund, Inc.
Merit E. Janow, 56	2010	Dean and Professor, Columbia University, School of International and Public Affairs	69	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, Ph.D., 59	2010	Clinical Professor and Director, Accounting Program, University of Redlands	69	None
Frank M. Sanchez, 71	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	69	None
Margaret Spellings, 57	2010	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former U.S. Secretary of Education, U.S. Department of Education	70	None
Steadman Upham, Ph.D., 65	2007	President and University Professor, The University of Tulsa	69	None

“Interested” trustee4,5

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 58 Vice Chairman of the Board	2011	Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	American High-Income Trust

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David C. Barclay, 58 President	1995	Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
David A. Daigle, 47 Senior Vice President	2008	Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company; Senior Vice President — Capital World Investors, Capital Bank and Trust Company[6]
Jennifer L. Hinman, 56 Senior Vice President	2001	Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 44 Senior Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Richard N. Lewis, 41 Vice President	2011	Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Courtney R. Taylor, 39 Secretary	2006	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Karl C. Grauman, 46 Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Steven I. Koszalka, 50 Assistant Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 42 Assistant Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 63 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term “interested” trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American High-Income Trust	35

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	American High-Income Trust

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2014, portfolio of American High-Income Trust’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American High-Income Trust files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American High-Income Trust, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 56% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2013.
[2]	Based on Class A share results for rolling periods through December 31, 2013. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	Based on management fees for the 20-year period ended December 31, 2013, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2013	$124,000
2014	$148,000

b) Audit-Related Fees:
2013	$ 7,000
2014	$ 4,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$ 8,000
2014	$ 8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2013	None
2014	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2013	$ 1,046,000
2014	$ 993,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$ 28,000
2014	$ 41,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2013	$ 2,000
2014	$ 3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,545,000 for fiscal year 2013 and $1,390,000 for fiscal year 2014. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American High-Income Trust®
Investment portfolio
September 30, 2014
Bonds, notes & other debt instruments 92.18% Corporate bonds, notes & loans 88.16% Telecommunication services 16.32%	Principal amount (000)	Value (000)
Altice Finco SA 6.50% 2022[1]	$32,700	$33,599
Altice Finco SA, First Lien, 7.25% 2022	€26,375	34,604
Altice Finco SA, First Lien, 7.75% 2022[1]	$73,525	76,098
Altice Finco SA 8.125% 2024[1]	10,375	11,153
Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[1]	13,650	16,994
Crown Castle International Corp. 4.875% 2022	32,450	31,618
Digicel Group Ltd. 8.25% 2020[1]	101,475	105,037
Digicel Group Ltd. 6.00% 2021[1]	97,092	96,364
Digicel Group Ltd. 7.125% 2022[1]	59,275	59,305
Frontier Communications Corp. 8.125% 2018	38,226	42,909
Frontier Communications Corp. 8.50% 2020	29,867	33,302
Frontier Communications Corp. 6.25% 2021	48,125	47,914
Frontier Communications Corp. 9.25% 2021	51,625	59,175
Frontier Communications Corp. 8.75% 2022	16,925	19,125
Frontier Communications Corp. 7.125% 2023	44,650	45,766
Frontier Communications Corp. 7.625% 2024	49,598	51,706
Frontier Communications Corp. 6.875% 2025	18,050	17,870
Intelsat Jackson Holding Co. 7.25% 2020	31,325	33,126
Intelsat Jackson Holding Co. 6.625% 2022	180,950	184,569
Intelsat Luxembourg Holding Co. 6.75% 2018	7,600	7,847
Level 3 Communications, Inc. 8.125% 2019	4,900	5,243
Level 3 Communications, Inc. 11.875% 2019	15,525	16,845
LightSquared, Term Loan B, 12.00% 2014[2,3,4,5]	115,770	159,184
LightSquared, Term Loan, 15.00% 2014[3,4,5,6]	24,639	24,639
MetroPCS Wireless, Inc. 6.25% 2021	164,375	166,635
MetroPCS Wireless, Inc. 6.625% 2023	139,200	143,028
Millicom International Cellular SA 4.75% 2020[1]	5,000	4,788
Millicom International Cellular SA 6.625% 2021[1]	27,210	28,366
NII Capital Corp. 10.00% 2016[2]	159,100	46,934
NII Capital Corp. 7.875% 2019[1,2]	127,080	86,097
NII Capital Corp. 8.875% 2019	112,001	33,600
NII Capital Corp. 11.375% 2019[1,2]	196,970	133,447
NII Capital Corp. 7.625% 2021	215,896	42,100
Numerical Group SA, First Lien, 4.875% 2019[1]	94,575	93,747
Numerical Group SA, First Lien, 6.00% 2022[1]	113,575	114,569
Numerical Group SA, First Lien, 6.25% 2024[1]	27,925	27,890
SoftBank Corp. 4.50% 2020[1]	76,560	76,656
Sprint Capital Corp. 6.90% 2019	5,000	5,281
Sprint Capital Corp. 8.75% 2032	1,800	1,973
Sprint Corp. 7.25% 2021[1]	98,925	103,253
Sprint Corp. 7.875% 2023[1]	81,450	86,744
Sprint Nextel Corp. 8.375% 2017	18,375	20,603
Sprint Nextel Corp. 9.125% 2017	8,135	9,193
Sprint Nextel Corp. 9.00% 2018[1]	19,050	22,074
Sprint Nextel Corp. 7.00% 2020	174,385	182,668
Sprint Nextel Corp. 11.50% 2021	62,405	80,190
American High-Income Trust — Page 1 of 15

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Telecom Italia Capital SA 6.999% 2018	$26,250	$29,663
T-Mobile US, Inc. 6.542% 2020	108,475	111,594
T-Mobile US, Inc. 6.731% 2022	36,600	37,561
T-Mobile US, Inc. 6.375% 2025	50,725	50,725
Trilogy International Partners, LLC 10.25% 2016[1]	106,840	109,578
Wind Acquisition SA 4.75% 2020[1]	79,975	77,276
Wind Acquisition SA 7.375% 2021[1]	132,900	133,897
		3,274,122
Consumer discretionary 14.40%
Academy Sports 9.25% 2019[1]	19,550	20,772
Automotores Gildemeister SA 8.25% 2021[1]	4,795	3,333
Automotores Gildemeister SA 8.25% 2021	415	288
Automotores Gildemeister SA 6.75% 2023	3,000	2,030
Automotores Gildemeister SA 6.75% 2023[1]	1,875	1,269
Boyd Gaming Corp. 9.125% 2018	82,070	85,968
Boyd Gaming Corp. 9.00% 2020	81,555	85,939
Burger King Corp 0%/11.00% 2019[1,7]	54,225	50,700
Burger King Corp. 6.00% 2022[1]	78,300	78,202
Caesars Entertainment Operating Co. 11.25% 2017	23,020	17,869
Caesars Entertainment Operating Co. 9.00% 2020	15,755	12,250
Caesars Entertainment,Term Loan B, 7.00% 2020[4,5,6]	14,888	14,296
Carmike Cinemas, Inc. 7.375% 2019	14,000	14,910
CBS Outdoor Americas Inc. 5.25% 2022[1]	6,000	6,008
CBS Outdoor Americas Inc. 5.625% 2024[1]	6,000	6,030
CEC Entertainment, Inc. 8.00% 2022[1]	28,325	26,625
Cedar Fair, LP 5.375% 2024[1]	26,200	25,447
Cengage Learning Acquisitions, Inc., Term Loan B, 7.00% 2020[4,5,6]	24,863	24,900
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	116,350	120,277
Cinemark USA, Inc. 5.125% 2022	11,475	11,332
CityCenter Holdings, Term Loan B, 4.25% 2020[4,5,6]	9,275	9,191
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	54,650	56,973
Cooper-Standard Holdings Inc., Term Loan B, 4.00% 2021[4,5,6]	14,289	14,146
Cumulus Media Holdings Inc. 7.75% 2019	27,599	28,392
Cumulus Media Inc., Term Loan B, 4.25% 2020[4,5,6]	32,402	31,916
Delta 2 (Formula One), Term Loan B, 4.75% 2021[4,5,6]	30,325	29,946
Delta 2 (Formula One), Term Loan B, 7.75% 2022[4,5,6]	47,400	47,311
DineEquity, Inc. 9.50% 2018	29,275	30,849
DISH DBS Corp. 4.625% 2017	62,625	64,034
DISH DBS Corp. 4.25% 2018	68,900	69,244
DISH DBS Corp. 7.875% 2019	3,550	4,020
DISH DBS Corp. 5.125% 2020	35,550	35,728
Dynacast International LLC 9.25% 2019	12,200	13,115
Fiat SpA 8.25% 2021	41,600	45,552
Ford Motor Credit Co. 8.70% 2014	1,000	1,000
Ford Motor Credit Co. 7.00% 2015	3,000	3,104
Ford Motor Credit Co. 8.00% 2016	7,000	7,970
Gannett Co., Inc. 5.125% 2019[1]	14,455	14,636
Gannett Co., Inc. 4.875% 2021[1]	13,620	13,211
Gannett Co., Inc. 6.375% 2023[1]	14,205	14,809
General Motors Financial Co. 3.00% 2017	27,375	27,683
General Motors Financial Co. 3.25% 2018	30,845	31,231
General Motors Financial Co. 6.75% 2018	1,040	1,163
General Motors Financial Co. 3.50% 2019	12,595	12,706
American High-Income Trust — Page 2 of 15

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
General Motors Financial Co. 4.375% 2021	$2,900	$2,969
General Motors Financial Co. 4.25% 2023	1,500	1,509
Group 1 Automotive, Inc. 5.00% 2022[1]	1,015	987
Grupo Televisa, SAB 7.25% 2043	MXN68,660	4,327
Guitar Center, Inc. 9.625% 2020[1]	$10,600	8,162
Hilton Hotels Corp. 5.625% 2021[1]	21,700	22,392
Hilton Worldwide, Term Loan B, 3.50% 2020[4,5,6]	11,855	11,690
J.C. Penney Co., Inc., Series A, 6.875% 2015	11,820	12,352
J.C. Penney Co., Inc. 7.65% 2016	12,189	12,798
J.C. Penney Co., Inc. 7.95% 2017	8,000	8,360
J.C. Penney Co., Inc. 5.75% 2018	10,110	9,529
J.C. Penney Co., Inc. 8.125% 2019	12,000	11,760
Jaguar Land Rover PLC 8.125% 2021[1]	18,425	20,244
K. Hovnanian Enterprises, Inc. 7.00% 2019[1]	10,000	9,831
La Quinta Properties, Inc., First Lien Term Loan B, 4.00% 2021[4,5,6]	17,590	17,383
Laureate Education, Inc. 9.25% 2019[1]	9,775	9,873
Limited Brands, Inc. 6.625% 2021	14,226	15,755
Marina District Finance Co. (Borgata), Term Loan B, 6.75% 2018[4,5,6]	49,625	49,734
Marina District Finance Co., Inc. 9.875% 2018	21,000	22,076
McClatchy Co. 9.00% 2022	26,750	29,024
MDC Partners Inc. 6.75% 2020[1]	4,000	4,140
Mediacom Broadband LLC and Mediacom Broadband Corp. 5.50% 2021[1]	10,500	10,421
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	19,575	20,064
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	19,300	20,362
MGM Resorts International 6.625% 2015	5,575	5,742
MGM Resorts International 7.50% 2016	9,000	9,630
MGM Resorts International 8.625% 2019	35,330	40,015
MGM Resorts International 5.25% 2020	17,150	17,193
MGM Resorts International 6.75% 2020	4,100	4,377
MGM Resorts International 7.75% 2022	18,950	21,129
Michaels Stores, Inc. 7.50% 2018[1,3,6]	7,524	7,693
Michaels Stores, Inc. 5.875% 2020[1]	30,710	30,633
Modular Space Corp., Second Lien, 10.25% 2019[1]	8,325	8,429
Mohegan Tribal Gaming Authority 11.00% 2018[1,3,6]	48,125	48,125
NBC Universal Enterprise, Inc. 5.25% (undated)[1]	23,885	24,960
NCL Corp. Ltd. 5.00% 2018	17,350	17,610
Needle Merger Sub Corp. 8.125% 2019[1]	83,905	80,129
Neiman Marcus Group LTD Inc. 8.00% 2021[1]	60,450	63,170
Neiman Marcus Group LTD Inc. 8.75% 2021[1,3,6]	54,795	57,946
Neiman Marcus, Term Loan B, 4.25% 2020[4,5,6]	57,538	56,639
PETCO Animal Supplies, Inc. 9.25% 2018[1]	53,750	56,706
Pinnacle Entertainment, Inc. 6.375% 2021	33,850	35,542
Playa Resorts Holding BV 8.00% 2020[1]	74,607	78,337
Playa Resorts Holding BV, Term Loan B, 4.00% 2019[4,5,6]	5,769	5,697
Revel Entertainment, Term Loan B, 10.00% 2015[2,3,4,5,6,8,9]	15,286	—
Revel Entertainment, Term Loan B, 14.50% 2018[2,3,4,5,6,8,9]	82,239	—
Royal Caribbean Cruises Ltd. 11.875% 2015	3,300	3,564
Sally Holdings LLC and Sally Capital Inc. 6.875% 2019	21,625	23,031
Sally Holdings LLC and Sally Capital Inc. 5.75% 2022	7,250	7,431
Schaeffler Holding Finance BV 6.875% 2018[3,6]	€19,000	25,210
Schaeffler Holding Finance BV 6.875% 2018[1,3,6]	$19,300	20,169
Seminole Tribe of Florida 7.804% 2020[1,5]	6,915	7,503
Seneca Gaming Corp. 8.25% 2018[1]	22,450	23,572
Six Flags Entertainment Corp. 5.25% 2021[1]	62,735	61,167
American High-Income Trust — Page 3 of 15

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Stackpole Intl. 7.75% 2021[1]	$45,660	$46,231
Station Casinos LLC 7.50% 2021	9,400	9,847
Time Inc. 5.75% 2022[1]	47,875	45,960
Time Inc., Term Loan B, 4.25% 2021[4,5,6]	39,277	38,884
Toys "R" Us, Inc. 7.375% 2018	5,525	3,881
Toys "R" Us-Delaware, Inc. 7.375% 2016[1]	4,000	4,000
Toys "R" Us-Delaware, Inc., Term Loan B2, 5.25% 2018[4,5,6]	3,324	3,105
Univision Communications Inc. 6.875% 2019[1]	4,230	4,420
Univision Communications Inc. 8.50% 2021[1]	10,795	11,470
Univision Communications Inc. 6.75% 2022[1]	2,713	2,916
Univision Communications Inc., Term Loan C3, 4.00% 2020[4,5,6]	24,001	23,579
Univision Communications Inc., Term Loan D, 4.00% 2020[4,5,6]	5,955	5,850
UPC Germany GmbH 9.625% 2019	€10,800	14,554
Virgin Media Finance PLC 8.375% 2019[1]	$25,025	26,201
VTR Finance BV 6.875% 2024[1]	23,000	23,862
Warner Music Group 13.75% 2019	17,725	20,650
Warner Music Group 6.00% 2021[1]	32,990	33,567
Warner Music Group 5.625% 2022[1]	14,750	14,787
Warner Music Group 6.75% 2022[1]	84,500	81,331
Weather Company, Term Loan, 7.00% 2020[4,5,6]	10,000	9,842
Wynn Macau, Ltd. 5.25% 2021[1]	74,025	71,804
		2,890,207
Industrials 13.23%
AAF Holdings LLC 12.75% 2019[1,3,5,6]	49,670	49,062
ADS Waste Escrow 8.25% 2020	6,050	6,337
ADT Corp. 4.125% 2019	53,225	52,294
AECOM Technology Corp. 5.75% 2022[1]	20,250	20,503
AECOM Technology Corp. 5.875% 2024[1]	18,750	19,125
AerCap Holdings NV 2.75% 2017[1]	27,350	26,735
Air Canada 7.75% 2021[1]	16,000	16,360
Allegiant Travel Co. 5.50% 2019	24,250	24,856
Altegrity, Inc. 9.50% 2019[1]	151,950	140,554
ARAMARK Corp. 5.75% 2020	5,000	5,150
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	167,367	164,647
Avianca Holdings SA, 8.375% 2020[1]	14,075	15,095
BakerCorp International, Inc. 8.25% 2019	21,400	21,186
BE Aerospace, Inc. 5.25% 2022	106,698	115,501
Brunswick Rail Finance Ltd. 6.50% 2017	29,251	27,277
Brunswick Rail Finance Ltd. 6.50% 2017[1]	9,651	9,000
Builders Firstsource 7.625% 2021[1]	32,139	32,782
CEVA Group PLC 4.00% 2018[1]	42,250	39,662
CEVA Group PLC 7.00% 2021[1]	9,475	9,522
CEVA Group PLC 9.00% 2021[1]	19,100	19,100
CEVA Group PLC, LOC, 6.50% 2021[4,5,6]	15,843	15,394
CEVA Group PLC, Term Loan B, 6.50% 2021[4,5,6]	22,929	22,279
CEVA Group PLC, Term Loan, 6.50% 2021[4,5,6]	16,624	16,153
CEVA Group PLC, Term Loan, 6.50% 2021[4,5,6]	2,866	2,785
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017[5]	2,430	2,558
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[5]	2,813	3,009
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[5]	550	583
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[5]	2,443	2,594
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[5]	506	553
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[5]	2,494	2,780
American High-Income Trust — Page 4 of 15

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Industrials (continued)	Principal amount (000)	Value (000)
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[5]	$5,546	$6,087
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[5]	3,652	3,892
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[5]	2,712	3,059
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[5]	250	287
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[5]	2,471	2,607
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B-1, 5.00% 2018[4,5,6]	40,010	40,150
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B-2, 5.00% 2018[4,5,6]	17,457	17,518
Delta Air Lines, Inc., Series 2010-B, Class 2-B, 6.75% 2017[1]	7,650	8,061
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[5]	7,926	9,233
Eletson Holdings Inc. 9.625% 2022[1]	19,450	19,936
ENA Norte Trust 4.95% 2028[1,5]	2,591	2,697
Esterline Technologies Corp. 7.00% 2020	44,860	47,776
Euramax International, Inc. 9.50% 2016	87,565	85,814
Far East Capital Limited SA 8.00% 2018[1]	15,555	10,461
Far East Capital Limited SA 8.75% 2020[1]	26,960	18,131
Far East Capital Limited S.A., 8.75% 2020	9,600	6,456
Gardner Denver, Inc. 6.875% 2021[1]	6,000	6,045
Gardner Denver, Inc. Term Loan B, 4.25% 2020[4,5,6]	79,314	77,872
Gates Global LLC 6.00% 2022[1]	46,375	43,824
Gates Global LLC, Term Loan B, 4.25% 2021[4,5,6]	46,125	45,417
Hardwoods Acquisition Inc 7.50% 2021[1]	29,550	29,254
Hawker Beechcraft Acquisition Co., LLC, LOC, 0.009% 2015[4,5,6,8]	2,260	2,147
HD Supply, Inc. 7.50% 2020	5,000	5,213
HD Supply, Inc. 11.50% 2020	49,715	57,483
HDTFS Inc. 4.25% 2018	11,400	11,258
HDTFS Inc. 6.75% 2019	450	467
HDTFS Inc. 5.875% 2020	7,800	7,956
HDTFS Inc. 6.25% 2022	4,600	4,681
Iron Mountain Inc. 6.00% 2023	950	979
Iron Mountain Inc. 5.75% 2024	33,430	32,970
Jeld-Wen Escrow Corp. 12.25% 2017[1]	89,060	94,960
Jeld-Wen Escrow Corp., Term Loan B, 5.25% 2021[4,5,6]	41,500	41,318
LMI Aerospace Inc. 7.375% 2019[1]	49,700	49,948
Milacron LLC 7.75% 2021[1]	10,275	10,866
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[1]	69,895	67,798
Navios Maritime Holdings Inc. 7.375% 2022[1]	33,550	31,998
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	33,535	31,774
Nielsen Finance LLC and Nielsen Finance Co. 4.50% 2020	41,024	39,896
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[1]	18,120	18,301
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2022[1]	45,600	45,144
Nortek Inc. 10.00% 2018	47,735	50,480
Nortek Inc. 8.50% 2021	83,777	90,479
Ply Gem Industries, Inc. 6.50% 2022	89,350	85,218
Ply Gem Industries, Inc. 6.50% 2022[1]	24,825	23,677
Ply Gem Industries, Inc., Term Loan B1, 4.00% 2021[4,5,6]	27,537	27,101
R.R. Donnelley & Sons Co. 7.25% 2018	25,900	28,878
R.R. Donnelley & Sons Co. 7.875% 2021	30,600	33,736
R.R. Donnelley & Sons Co. 7.00% 2022	30,000	31,800
R.R. Donnelley & Sons Co. 6.50% 2023	40,275	40,376
R.R. Donnelley & Sons Co. 6.00% 2024	20,000	19,800
Red de Carreteras de Occidente 9.00% 2028[5]	MXN151,560	10,860
Safway Group Holding 7.00% 2018[1]	$17,000	17,382
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[1]	51,953	54,161
TRAC Intermodal 11.00% 2019	74,730	82,950
American High-Income Trust — Page 5 of 15

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Industrials (continued)	Principal amount (000)	Value (000)
TransDigm Inc. 5.50% 2020	$38,600	$37,635
United Air Lines, 1991 Equipment Trust Certificates, Series A, 10.11% 2006[2,5,8]	1,135	—
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[1,5]	3,628	3,945
United Rentals, Inc. 7.375% 2020	11,625	12,410
United Rentals, Inc. 7.625% 2022	25,575	28,069
US Investigations Services, Inc. 13.00% 2020[1,3]	53,108	22,166
US Investigations Services, Inc. 14.00% 2020[1,3]	4,358	1,821
US Investigations Services, Inc. 15.00% 2021[1,3]	10,239	2,957
Watco Companies 6.375% 2023[1]	26,240	26,502
		2,655,573
Health care 11.45%
Catalent Pharma Solutions Inc., Term Loan, 6.50% 2017[4,5,6]	2,822	2,830
Centene Corp. 5.75% 2017	43,035	45,778
Centene Corp. 4.75% 2022	29,190	29,299
Community Health Systems, Inc. 5.125% 2018	7,090	7,303
ConvaTec Finance International SA 8.25% 2019[1,3,6]	60,940	62,044
CRC Health Corp, Term Loan, 5.25% 2021[4,5,6]	9,602	9,582
DJO Finance LLC 9.75% 2017	38,538	39,309
DJO Finance LLC 7.75% 2018	29,321	29,614
DJO Finance LLC 8.75% 2018	25,875	27,427
DJO Finance LLC 9.875% 2018	68,130	71,707
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[1]	42,135	41,714
Forest Laboratories, Inc. 5.00% 2021[1]	59,113	63,295
Grifols Worldwide Operations Ltd. 5.25% 2022[1]	3,000	2,970
HCA Inc. 3.75% 2019	81,915	80,277
HCA Inc. 6.50% 2020	19,240	21,044
HCA Inc. 5.00% 2024	22,050	21,747
INC Research LLC 11.50% 2019[1]	61,127	67,851
inVentiv Health Inc, Term Loan B4, 7.75% 2018[4,5,6]	57,910	57,669
inVentiv Health Inc. 9.00% 2018[1]	174,065	181,463
inVentiv Health Inc. 11.00% 2018[1]	49,193	39,846
inVentiv Health Inc. 11.00% 2018[1]	23,183	18,778
inVentiv Health Inc. 12.00% 2018[1,3,6]	104,008	96,727
Kindred Healthcare Inc., Term Loan B, 4.00% 2021[4,5,6]	31,471	30,979
Kinetic Concepts, Inc. 10.50% 2018	162,000	176,580
Kinetic Concepts, Inc. 12.50% 2019	151,837	169,678
Multiplan Inc., Term Loan B, 4.00% 2021[4,5,6]	70,875	69,334
Ortho-Clinical Diagnostics Inc. 6.625% 2022[1]	61,675	56,278
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[4,5,6]	64,049	63,439
Patheon Inc. 7.50% 2022[1]	9,510	9,641
Patheon Inc., Term Loan B, 4.25% 2021[4,5,6]	24,454	24,008
PRA Holdings, Inc. 9.50% 2023[1]	48,520	53,129
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[4,5,6,9]	25,641	25,513
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[4,5,6,9]	20,825	20,721
Rotech Healthcare Inc., Term Loan, 13.00% 2020[3,4,5,6,9]	49,000	48,755
Select Medical Holdings Corp. 6.375% 2021	62,050	62,360
Symbion Inc. 8.00% 2016	43,375	45,002
Tenet Healthcare Corp., First Lien, 6.25% 2018	3,000	3,199
Tenet Healthcare Corp., First Lien, 4.75% 2020	19,395	19,346
Tenet Healthcare Corp., First Lien, 6.00% 2020	55,285	58,602
Tenet Healthcare Corp., First Lien, 4.50% 2021	19,820	19,399
Tenet Healthcare Corp. 8.125% 2022	38,465	42,311
VPI Escrow Corp. 6.75% 2018[1]	60,675	64,164
American High-Income Trust — Page 6 of 15

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Health care (continued)	Principal amount (000)	Value (000)
VPI Escrow Corp. 6.375% 2020[1]	$75,983	$78,357
VPI Escrow Corp. 5.625% 2021[1]	1,750	1,748
VPI Escrow Corp. 7.50% 2021[1]	48,370	51,937
VWR Funding, Inc. 7.25% 2017	80,479	84,101
		2,296,855
Energy 10.55%
Access Midstream Partners, L.P. 5.875% 2021	9,300	9,858
Alpha Natural Resources, Inc. 9.75% 2018	53,105	39,032
Alpha Natural Resources, Inc. 6.00% 2019	35,300	21,533
Alpha Natural Resources, Inc. 7.50% 2020[1]	55,500	49,811
Alpha Natural Resources, Inc. 6.25% 2021	54,160	31,751
American Energy (Marcellus), Term Loan B, 5.25% 2020[4,5,6]	29,725	29,552
American Energy (Marcellus), Term Loan A, 8.50% 2021[4,5,6]	38,360	38,192
American Energy (Permian Basin) 7.125% 2020[1]	97,475	89,677
American Energy (Permian Basin) 7.375% 2021[1]	46,100	42,412
American Energy (Woodford LLC), 9.00% 2022[1]	57,925	54,015
Arch Coal, Inc. 7.00% 2019	85,016	45,590
Arch Coal, Inc. 8.00% 2019[1]	14,400	12,420
Arch Coal, Inc. 9.875% 2019	16,269	9,517
Arch Coal, Inc. 7.25% 2021	71,966	35,083
Arch Coal, Inc., Term Loan B1, 6.25% 2018[4,5,6]	32,370	29,675
Athlon Energy Inc. 6.00% 2022[1]	32,850	35,314
Bonanza Creek Energy, Inc. 6.75% 2021	18,650	19,303
California Resources Corp. 5.00% 2020[1]	9,975	10,150
CONSOL Energy Inc. 8.25% 2020	61,600	64,911
CONSOL Energy Inc. 5.875% 2022[1]	20,700	20,467
Denbury Resources Inc. 4.625% 2023	36,550	33,991
Ecopetrol SA 5.875% 2023	3,050	3,374
Jupiter Resources Inc. 8.50% 2022[1]	97,475	86,753
Kinder Morgan Energy Partners, LP 5.00% 2021[1]	2,500	2,619
Laredo Petroleum, Inc. 9.50% 2019	33,850	36,135
Laredo Petroleum, Inc. 7.375% 2022	3,375	3,561
NGL Energy Partners LP 5.125% 2019[1]	13,350	13,133
NGPL PipeCo LLC 7.119% 2017[1]	137,395	138,082
NGPL PipeCo LLC 9.625% 2019[1]	126,850	135,095
NGPL PipeCo LLC, Term Loan B, 6.75% 2017[4,5,6]	11,001	10,983
Oasis Petroleum Inc. 6.875% 2022	7,100	7,526
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[1,5]	5,530	5,718
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[1,5]	6,027	6,268
Odebrecht Offshore Drilling Finance Ltd., First Lien, 6.625% 2023[1,5]	3,109	3,218
PDC Energy Inc. 7.75% 2022	101,050	108,629
Peabody Energy Corp. 6.00% 2018	126,672	124,772
Peabody Energy Corp. 6.25% 2021	50,065	46,748
Petrobras International Finance Co. 5.75% 2020	4,030	4,228
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[1,5]	6,220	6,484
QGOG Constellation SA 6.25% 2019[1]	84,225	84,436
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	32,650	34,446
Regency Energy Partners LP and Regency Energy Finance Corp. 5.00% 2022	1,935	1,913
Regency Energy Partners LP and Regency Energy Finance Corp. 5.875% 2022	4,275	4,478
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	16,100	16,422
Rice Energy Inc. 6.25% 2022[1]	69,070	67,689
RSP Permian Inc 6.625% 2022[1]	12,925	13,022
Sabine Pass Liquefaction, LLC 5.625% 2021	82,125	84,794
American High-Income Trust — Page 7 of 15

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Energy (continued)	Principal amount (000)	Value (000)
Sabine Pass Liquefaction, LLC 5.75% 2024[1]	$89,275	$90,949
Samson Investment Co. 9.75% 2020	214,715	195,927
Samson Investment Co., Term Loan B, 5.00% 2018[4,5,6]	2,800	2,727
Teekay Corp. 8.50% 2020	40,255	44,884
TransCanada PipeLines Ltd., junior subordinated 6.35% 2067[6]	10,295	10,655
		2,117,922
Materials 8.01%
ArcelorMittal 5.00% 2017[6]	14,250	14,783
ArcelorMittal 10.35% 2019[6]	2,000	2,448
ArcelorMittal 6.00% 2021[6]	42,622	44,966
ArcelorMittal 6.75% 2022[6]	8,275	8,927
ArcelorMittal 7.25% 2041[6]	53,670	54,475
Ball Corp. 5.75% 2021	5,330	5,550
CEMEX Finance LLC 7.25% 2021[1]	2,700	2,862
CEMEX Finance LLC 9.375% 2022[1]	31,675	35,872
CEMEX SAB de CV 9.50% 2018	3,500	3,911
First Quantum Minerals Ltd. 6.75% 2020[1]	139,162	142,293
First Quantum Minerals Ltd. 7.00% 2021[1]	138,096	140,685
First Quantum Minerals Ltd. 7.25% 2022[1]	8,575	8,789
FMG Resources 6.00% 2017[1]	104,092	105,198
FMG Resources 6.875% 2018[1,5]	46,834	48,239
FMG Resources 8.25% 2019[1]	7,750	8,041
Georgia Gulf Corp. 4.625% 2021	6,000	5,790
Georgia Gulf Corp. 4.875% 2023	17,160	16,538
Graphic Packaging International, Inc. 4.75% 2021	14,845	14,882
JMC Steel Group Inc. 8.25% 2018[1]	141,540	143,486
LSB Industries, Inc. 7.75% 2019	59,495	63,362
Momentive Performance Materials Inc., Term Loan B, 4.00% 2015[4,5,6]	10,025	10,037
OMNOVA Solutions Inc. 7.875% 2018	32,250	32,895
Packaging Dynamics Corp. 8.75% 2016[1]	11,628	11,802
Paperworks Industries Inc. 9.50% 2019[1]	10,000	10,213
PQ Corp. 8.75% 2018[1]	27,365	29,144
Rayonier Advanced Materials Inc. 5.50% 2024[1]	51,205	48,901
Reynolds Group Inc. 7.125% 2019	5,700	5,921
Reynolds Group Inc. 7.875% 2019	5,805	6,182
Reynolds Group Inc. 9.875% 2019	43,510	47,045
Reynolds Group Inc. 5.75% 2020	184,460	188,610
Ryerson Inc. 9.00% 2017	42,230	44,658
Ryerson Inc. 11.25% 2018	47,657	52,661
Smurfit Capital Funding PLC 7.50% 2025	21,265	24,348
Solenis, Term Loan, 7.75% 2022[4,5,6]	31,745	31,163
Taminco Global Chemical Corp. 9.75% 2020[1]	22,955	25,308
Tembec Industries Inc. 9.00% 2019[1]	41,515	41,930
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV) 5.75% 2021	€2,630	3,526
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV) 7.375% 2021[1]	$33,035	35,595
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV), Term Loan B, 3.75% 2020[4,5,6]	11,555	11,334
Walter Energy, Inc. 9.50% 2019[1]	68,535	62,024
Walter Energy, Inc. 9.875% 2020	15,100	4,908
Walter Energy, Inc. 11.00% 2020[1,3,6]	7,500	3,563
Walter Energy, Inc. 8.50% 2021	12,800	3,968
		1,606,833
American High-Income Trust — Page 8 of 15

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Information technology 6.25%	Principal amount (000)	Value (000)
Advanced Micro Devices, Inc. 6.75% 2019	$15,000	$15,225
Alcatel-Lucent USA Inc. 4.625% 2017[1]	59,300	60,264
Alcatel-Lucent USA Inc. 6.75% 2020[1]	57,183	58,470
Alcatel-Lucent USA Inc. 8.875% 2020[1]	44,615	48,519
Avago Technologies Ltd., Term Loan B, 3.75% 2021[4,5,6]	7,968	7,906
Ceridian LLC / Comdata Inc. 8.125% 2017[1]	44,375	44,541
Compucom Systems Inc., 7.00% 2021[1]	12,825	12,216
Dell, Inc. Term Loan B, 4.50% 2020[4,5,6]	30,664	30,480
First Data Corp. 7.375% 2019[1]	5,000	5,269
First Data Corp. 14.50% 2019[1,3]	13,566	14,279
First Data Corp. 6.75% 2020[1]	5,079	5,396
First Data Corp. 8.25% 2021[1]	42,284	45,032
First Data Corp. 11.75% 2021	125,353	145,723
First Data Corp. 12.625% 2021	102,696	123,235
First Data Corp. 8.75% 2022[1,3,6]	16,963	18,066
Freescale Semiconductor, Inc. 10.75% 2020	17,830	19,836
Freescale Semiconductor, Inc. 5.00% 2021[1]	60,000	59,250
Freescale Semiconductor, Inc. 6.00% 2022[1]	60,155	61,208
Freescale Semiconductor, Inc., Term Loan B4, 4.25% 2020[4,5,6]	26,249	25,883
Global A&T Electronics Ltd. 10.00% 2019[1]	21,040	19,199
Hughes Satellite Systems Corp. 6.50% 2019	6,650	7,170
Hughes Satellite Systems Corp. 7.625% 2021	11,975	13,232
Lawson Software, Inc. 9.375% 2019	30,800	33,379
NXP BV and NXP Funding LLC 3.50% 2016[1]	12,170	12,231
NXP BV and NXP Funding LLC 3.75% 2018[1]	27,000	26,662
Serena Software, Inc. Term Loan B 7.50% 2020[4,5,6]	74,600	75,004
SRA International, Inc. 11.00% 2019	77,912	83,366
SRA International, Inc., Term Loan B, 6.50% 2018[4,5,6]	123,232	123,386
SunGard Data Systems Inc. 7.625% 2020	57,250	60,112
		1,254,539
Financials 5.47%
Ally Financial Inc. 8.00% 2031	33,000	41,312
American Tower Corp. 7.00% 2017	5,825	6,636
American Tower Corp. 7.25% 2019	3,700	4,419
AXA SA, junior subordinated 6.463% (undated)[1,6]	14,244	15,019
Bank of America Corp. junior subordinated 6.25% noncumulative (undated)[6]	10,000	9,987
Bank of Ireland 10.0% 2022	€7,000	11,339
Catlin Insurance Ltd., junior subordinated 7.249% (undated)[1,6]	$30,275	31,335
CIT Group Inc. 4.25% 2017	31,500	31,894
CIT Group Inc. 5.00% 2017	67,470	69,325
CIT Group Inc. 5.25% 2018	4,275	4,414
CIT Group Inc. 3.875% 2019	35,355	34,825
CIT Group Inc., Series C, 5.50% 2019[1]	16,675	17,457
Crescent Resources 10.25% 2017[1]	117,010	127,541
Genworth Financial, Inc., junior subordinated 6.15% 2066[6]	17,500	15,444
Goldman Sachs Group, Inc., Series L, 5.70% 2049[6]	9,630	9,817
Hospitality Properties Trust 5.625% 2017	2,170	2,354
Hospitality Properties Trust 6.70% 2018	2,945	3,289
Icahn Enterprises Finance Corp. 3.50% 2017	58,000	57,565
Icahn Enterprises Finance Corp. 6.00% 2020	9,650	9,964
International Lease Finance Corp. 4.875% 2015	38,065	38,707
International Lease Finance Corp. 8.625% 2015	4,250	4,500
iStar Financial Inc. 3.875% 2016	4,275	4,296
American High-Income Trust — Page 9 of 15

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Financials (continued)	Principal amount (000)	Value (000)
iStar Financial Inc. 4.00% 2017	$44,525	$43,412
iStar Financial Inc., Series B, 9.00% 2017	34,965	39,117
iStar Financial Inc. 4.875% 2018	37,664	36,816
iStar Financial Inc. 5.00% 2019	56,550	54,712
JPMorgan Chase & Co., Series-V, junior subordinated, perpetual, 5.00% (undated)[6]	30,000	29,358
Liberty Mutual Group Inc., Series B, 7.00% 2067[1,6]	11,185	11,912
Liberty Mutual Group Inc., Series A, 7.80% 2087[1,6]	39,908	47,141
MetLife Capital Trust IV, junior subordinated 7.875% 2067[1,6]	14,950	19,211
MetLife Capital Trust X, junior subordinated 9.25% 2068[1,6]	12,500	18,094
Ocwen Financial Corp. 6.625% 2019[1]	17,650	17,076
Popular, Inc. 7.00% 2019	20,995	21,126
QBE Capital Funding III LP 7.25% 2041[1,6]	7,650	8,350
Realogy Corp. 4.50% 2019[1]	101,820	98,765
Realogy Corp. 7.625% 2020[1]	3,000	3,225
Realogy Corp. 9.00% 2020[1]	28,785	31,592
Realogy Corp., LOC, 4.50% 2016[4,5,6]	3,806	3,771
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)[1,6]	15,376	17,634
Ryman Hospitality Properties, Inc. 5.00% 2021	13,600	13,328
Springleaf Finance Corp., Series J, 6.90% 2017	30,000	31,950
		1,098,029
Consumer staples 1.31%
Brasil Foods SA 5.875% 2022[1]	8,250	8,931
C&S Group Enterprises LLC 5.375% 2022[1]	42,500	40,481
Constellation Brands, Inc. 8.375% 2014	1,650	1,672
Constellation Brands, Inc. 7.25% 2017	6,500	7,243
Constellation Brands, Inc. 3.75% 2021	5,650	5,558
Constellation Brands, Inc. 6.00% 2022	6,975	7,638
Constellation Brands, Inc. 4.25% 2023	10,350	10,130
Del Monte Corp. 7.625% 2019	29,821	29,635
Ingles Markets, Inc. 5.75% 2023	17,925	18,059
Pilgrim’s Pride Corp. 7.875% 2018	10,000	10,500
Post Holdings, Inc. 6.75% 2021[1]	8,825	8,384
Post Holdings, Inc. 7.375% 2022	25,000	24,812
Rite Aid Corp. 10.25% 2019	9,645	10,175
Rite Aid Corp. 8.00% 2020	14,000	15,050
Smithfield Foods, Inc. 7.75% 2017	7,850	8,733
Smithfield Foods, Inc. 5.25% 2018[1]	2,775	2,789
Smithfield Foods, Inc. 5.875% 2021[1]	6,475	6,572
Smithfield Foods, Inc. 6.625% 2022	20,130	21,338
Stater Bros. Holdings Inc., Term Loan B, 4.75% 2021[4,5,6]	10,000	9,988
TreeHouse Foods, Inc. 4.875% 2022	15,000	14,813
		262,501
Utilities 1.17%
AES Corp. 8.00% 2017	4,238	4,768
AES Corp. 8.00% 2020	18,650	21,494
AES Corp. 7.375% 2021	2,375	2,672
AES Corp. 4.875% 2023	7,000	6,685
AES Corp. 5.50% 2024	13,000	12,708
Calpine Corp. 5.375% 2023	34,500	33,508
Calpine Corp. 7.875% 2023[1]	2,000	2,195
Emgesa SA ESP 8.75% 2021	COP10,600,000	5,705
Enel Società per Azioni 8.75% 2073[1,6]	$15,000	17,512
American High-Income Trust — Page 10 of 15

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Utilities (continued)	Principal amount (000)	Value (000)
Midwest Generation, LLC, Series B, 8.56% 2016[2,5,8]	$5,241	$5,372
NRG Energy, Inc. 6.25% 2022[1]	25,500	26,281
NRG Energy, Inc. 6.625% 2023	9,000	9,338
Texas Competitive Electric Holdings, Term Loan Strip, 3.75% 2016[4,5,6]	11,287	11,308
TXU, Term Loan, 3.737% 2014[2,4,5,6]	5,802	4,326
TXU, Term Loan, 4.65% 2017[2,4,5,6]	94,878	70,605
		234,477
Total corporate bonds, notes & loans		17,691,058
Bonds & notes of governments & government agencies outside the U.S. 3.05%
Argentina (Republic of) 7.00% 2017	43,475	37,376
Croatian Government 6.75% 2019[1]	4,510	4,995
Croatian Government 6.375% 2021[1]	2,810	3,063
Croatian Government 5.50% 2023[1]	10,200	10,557
Ghana (Republic of) 7.875% 2023	32,505	32,749
Ghana (Republic of) 8.125% 2026[1,5]	4,000	4,020
Greek Government 2.00%/3.00% 2023[7]	€3,110	3,136
Greek Government 2.00%/3.00% 2024[7]	3,110	3,063
Greek Government 2.00%/3.00% 2025[7]	3,110	2,947
Greek Government 2.00%/3.00% 2026[7]	3,110	2,846
Greek Government 2.00%/3.00% 2027[7]	3,110	2,778
Greek Government 2.00%/3.00% 2028[7]	3,110	2,708
Greek Government 2.00%/3.00% 2029[7]	7,000	6,005
Greek Government 2.00%/3.00% 2030[7]	7,000	5,882
Greek Government 2.00%/3.00% 2031[7]	7,000	5,793
Greek Government 2.00%/3.00% 2032[7]	7,000	5,699
Greek Government 2.00%/3.00% 2033[7]	7,000	5,630
Greek Government 2.00%/3.00% 2034[7]	7,000	5,551
Greek Government 2.00%/3.00% 2035[7]	7,000	5,517
Greek Government 2.00%/3.00% 2036[7]	14,485	11,282
Greek Government 2.00%/3.00% 2037[7]	18,235	14,125
Greek Government 2.00%/3.00% 2038[7]	15,435	11,858
Greek Government 2.00%/3.00% 2039[7]	11,735	8,946
Greek Government 2.00%/3.00% 2040[7]	16,285	12,408
Greek Government 2.00%/3.00% 2041[7]	17,985	13,715
Greek Government 2.00%/3.00% 2042[7]	12,735	9,713
Hungarian Government 4.125% 2018	$10,020	10,421
Hungarian Government 6.25% 2020	5,800	6,474
India (Republic of) 7.28% 2019	INR5,550,000	86,143
Kenya (Rebulic of) 5.875 2019[1]	$1,985	2,047
Kenya (Republic of) 6.875% 2024[1]	32,205	33,960
Nigeria (Republic of) 6.75% 2021	7,840	8,595
Nigeria (Republic of) 6.375% 2023	8,960	9,643
Portuguese Government 3.85% 2021	€1,650	2,279
Portuguese Government 5.125% 2024[1]	$1,600	1,676
Portuguese Government 5.65% 2024	€53,935	81,958
Republic of Senegal 6.25% 2024[1]	$13,675	13,709
Serbia (Republic of) 4.875% 2020	3,195	3,191
Slovenia (Republic of) 5.50% 2022[1]	14,600	15,914
Slovenia (Republic of) 5.85% 2023[1]	11,135	12,443
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR165,125	14,313
United Mexican States Government, Series M20, 10.00% 2024	MXN180,000	17,339
American High-Income Trust — Page 11 of 15

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Zambia (Republic of) 5.375% 2022	$31,295	$29,887
Zambia (Republic of) 8.50% 2024	26,405	30,052
		612,406
U.S. Treasury bonds & notes 0.65% U.S. Treasury 0.65%
U.S. Treasury 0.25% 2015	21,900	21,918
U.S. Treasury 4.00% 2015	42,300	42,924
U.S. Treasury 6.25% 2023[10]	50,000	65,489
Total U.S. Treasury bonds & notes		130,331
Municipals 0.32%
State of New Jersey, Econ. Dev. Auth., Energy Fac. Rev. Bonds (ACR Energy Partners, LLC Project), Series 2011-B, 12.00% 2030[1,2]	12,385	6,819
State of Ohio, Buckeye Tobacco Settlement Fncg. Auth., Tobacco Settlement Asset-backed Bonds, Current Interest Bonds, Series 2007-A-2, 5.875% 2047	10,000	7,859
State of Ohio, Buckeye Tobacco Settlement Fncg. Auth., Tobacco Settlement Asset-backed Bonds, Current Interest Bonds, Series 2007-A-2, 6.50% 2047	10,000	8,500
Puerto Rico Aqueduct and Sewer Auth., Rev. Ref. Bonds, Series 2012-A, 5.25% 2042	9,980	7,123
Puerto Rico Public Improvement Ref. Bonds (G.O. Bonds), Series 2014-A, 8.00% 2035	38,250	33,724
		64,025
Total bonds, notes & other debt instruments (cost: $18,680,053,000)		18,497,820
Convertible bonds 0.96% Financials 0.47%
Bank of Ireland 10.00% convertible notes 2016	€17,805	24,244
HSBC Holdings PLC 6.375% convertible notes 2049[6]	$4,822	4,822
Lloyds Banking Group PLC 7.50% convertible notes 2049[6]	41,859	43,220
Banco Bilbao Vizcaya Argentaria, SA 9.00% convertible notes 2049[6]	20,200	21,513
		93,799
Energy 0.25%
American Energy Utica, LLC 3.50% convertible notes 2021[1,3,6]	43,726	50,941
Information technology 0.14%
Liberty Media Corp. 3.50% convertible notes 2031	48,500	27,224
Materials 0.06%
Mirabela Nickel Ltd. 9.50% convertible notes 2019[1,3,8]	10,975	10,975
Telecommunication services 0.04%
Clearwire Corp. 8.25% convertible notes 2040[1]	7,722	8,658
Total convertible bonds (cost: $167,950,000)		191,597
American High-Income Trust — Page 12 of 15

Convertible stocks 1.39% Industrials 0.48%	Shares	Value (000)
CEVA Group PLC, Series A-1, 3.23% convertible preferred[8]	47,121	$73,038
CEVA Group PLC, Series A-2, 2.23% convertible preferred[8,11]	21,063	23,169
		96,207
Utilities 0.35%
Exelon Corp., convertible preferred, units	909,000	46,177
Dominion Resources, Inc., convertible preferred, Series A, units	500,000	24,950
		71,127
Financials 0.32%
Weyerhaeuser Co., Series A, 6.375% convertible preferred	1,000,000	54,030
American Tower Corp., Series A, convertible preferred	100,000	10,850
		64,880
Energy 0.24%
Chesapeake Energy Corporation 5.75% convertible preferred[1]	33,000	37,248
Chesapeake Energy Corporation 5.75% convertible preferred	9,000	10,159
		47,407
Total convertible stocks (cost: $248,907,000)		279,621
Preferred securities 0.51% Financials 0.51%
Ally Financial Inc., Series G, 7.00%[1]	21,250	21,376
Ally Financial Inc., Series 2, 8.125% preferred	650,000	17,296
Morgan Stanley, Series I, depositary shares	816,000	20,457
Citigroup Inc., Series K, depositary shares	506,675	13,346
First Republic Bank, Series A, noncumulative convertible preferred	400,000	10,184
Swire Pacific Ltd. 8.84% cumulative guaranteed perpetual capital securities[1]	365,000	10,015
Goldman Sachs Group, Inc., Series J, 5.50% depositary shares	400,000	9,500
Total preferred securities (cost: $89,535,000)		102,174
Common stocks 1.50% Consumer discretionary 0.55%
Cooper-Standard Holdings Inc.[9,12]	1,663,543	103,805
Ford Motor Co.	410,210	6,067
Adelphia Recovery Trust, Series ACC-1[8,12]	10,643,283	23
Adelphia Recovery Trust, Series Arahova[8,12]	1,773,964	22
Five Star Travel Corp.[1,8,12]	83,780	18
Revel AC, Inc. (CVR)[8,9,11,12]	43,088,200	—
Revel AC, Inc.[8,9,11,12]	908,183	—
		109,935
Industrials 0.38%
CEVA Group PLC[1,8,12]	59,168	65,085
Delta Air Lines, Inc.	299,769	10,837
United Continental Holdings, Inc.[12]	22,981	1,075
Quad/Graphics, Inc., Class A	9,252	178
Atrium Corp.[1,8,12]	10,987	11
		77,186
American High-Income Trust — Page 13 of 15

Common stocks Financials 0.33%	Shares	Value (000)
American Tower Corp.	538,967	$50,463
Citigroup Inc.	205,574	10,653
EME Reorganization Trust	41,998,595	5,779
		66,895
Health care 0.11%
Rotech Healthcare Inc.[8,9,12]	1,916,276	21,654
Materials 0.11%
NewPage Holdings Inc.[8,11]	206,200	19,054
Mirabela Nickel Ltd.[12]	34,668,323	2,003
		21,057
Utilities 0.02%
NRG Energy, Inc.	138,105	4,210
Energy 0.00%
General Maritime Corp.[1,8,12]	12,599	438
Petroplus Holdings AG8,12	3,360,000	—
		438
Total common stocks (cost: $304,412,000)		301,375
Rights & warrants 0.01% Consumer discretionary 0.01%
Cooper-Standard Holdings Inc., warrants, expire 2017[9,12]	48,411	1,759
Liberman Broadcasting, Inc., warrants, expire 2022[8,11,12]	10	—
		1,759
Energy 0.00%
General Maritime Corp., warrants, expire 2017[1,8,12]	19,483	88
Total rights & warrants (cost: $5,447,000)		1,847
Short-term securities 2.49%	Principal amount (000)
Apple Inc. 0.13% due 1/14/2015[1]	$ 50,000	49,973
Coca-Cola Co. 0.11% due 10/20/2014[1]	15,000	15,000
E.I. duPont de Nemours and Co. 0.09% due 10/7/2014[1]	16,000	16,000
Fannie Mae 0.07% due 1/5/2015	21,400	21,399
Federal Home Loan Bank 0.09%—0.10% due 1/30/2015—2/25/2015	60,400	60,391
Freddie Mac 0.09%—0.11% due 2/3/2015—3/19/2015	159,200	159,174
General Electric Capital Corp. 0.13%—0.17% due 12/4/2014—12/23/2014	71,500	71,488
IBM Corp. 0.07% due 10/3/2014[1]	16,800	16,800
John Deere Financial Ltd. 0.09% due 10/15/2014[1]	38,800	38,799
National Rural Utilities Cooperative Finance Corp. 0.09% due 10/8/2014	26,900	26,899
Procter & Gamble Co. 0.12% due 12/16/2014—1/8/2015[1]	24,000	23,995
Total short-term securities (cost: $499,860,000)		499,918
Total investment securities 99.04% (cost: $19,996,164,000)		19,874,352
Other assets less liabilities 0.96%		191,726
Net assets 100.00%		$20,066,078

American High-Income Trust — Page 14 of 15

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $8,211,270,000, which represented 40.92% of the net assets of the fund.
[2]	Scheduled interest and/or principal payment was not received.
[3]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,765,216,000, which represented 8.80% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Coupon rate may change periodically.
[7]	Step bond; coupon rate will increase at a later date.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $245,733,000, which represented 1.22% of the net assets of the fund.
[9]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[10]	A portion of this security was pledged as collateral. The total value of pledged collateral was $4,875,000, which represented .02% of the net assets of the fund.
[11]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[12]	Security did not produce income during the last 12 months.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-2, 2.23% convertible preferred	5/2/2013	$20,349	$23,169.12%
NewPage Holdings Inc.	8/1/2011-1/9/2012	32,075	19,054.09
Revel AC, Inc. (CVR)	2/15/2011-3/15/2013	7,796	-	.00
Liberman Broadcasting, Inc., warrants, expire 2022	12/13/2012	-	-	.00
Revel AC, Inc.	2/14/2011-1/10/2012	45,288	-	.00
Total private placement securities		$ 105,508	$ 42,223.21%

Key to abbreviations and symbol
Auth. = Authority
CVR = Contingent Value Rights
Dev. = Development
Econ. = Economic
Fac. = Facility
Fncg. = Financing
G.O. = General Obligation
LOC = Letter of Credit
Ref. = Refunding
Rev. = Revenue
COP = Colombian pesos
€ = Euros
INR = Indian rupees
MXN = Mexican pesos
ZAR = South African rand
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-021-1114O-S42229	American High-Income Trust — Page 15 of 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

American High-Income Trust:

We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the “Fund”), including the summary schedule of investments, as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of September 30, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

November 12, 2014

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN HIGH-INCOME TRUST

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: November 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: November 28, 2014

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: November 28, 2014